                                                                     EXHIBIT 4.1

                                                                  EXECUTION COPY


________________________________________________________________________________



                  WILMINGTON TRUST COMPANY, AS TRUSTEE OF THE

                   HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I

                                    Issuer

                                      and

               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                 Indenture Trustee and Securities Intermediary



                             AMENDED AND RESTATED
                               MASTER INDENTURE

                         Dated as of November 16, 2000
                      amending and restating in full the
                Master Indenture dated as of September 25, 2000




________________________________________________________________________________

                               TABLE OF CONTENTS

ARTICLE I              DEFINITIONS.......................................................................        2

     Section 1.01.     Definitions.......................................................................        2
     Section 1.02.     Other Definitional Provisions.....................................................       14

ARTICLE II             THE NOTES.........................................................................       16

     Section 2.01.     Form Generally....................................................................       16
     Section 2.02.     Denominations.....................................................................       16
     Section 2.03.     Execution, Authentication and Delivery............................................       16
     Section 2.04.     Authenticating Agent..............................................................       17
     Section 2.05.     Registration of and Limitations on Transfer and Exchange  of Notes................       18
     Section 2.06.     Mutilated, Destroyed, Lost or Stolen Notes........................................       19
     Section 2.07.     Persons Deemed Owners.............................................................       20
     Section 2.08.     Appointment of Paying Agent.......................................................       20
     Section 2.09.     Access to List of Noteholders' Names and Addresses................................       20
     Section 2.10.     Cancellation......................................................................       21
     Section 2.11.     Release of Collateral.............................................................       21
     Section 2.12.     New Issuances.....................................................................       21
     Section 2.13.     Book-Entry Notes..................................................................       23
     Section 2.14.     Notices to Clearing Agency or Foreign Clearing Agency.............................       24
     Section 2.15.     Definitive Notes..................................................................       24
     Section 2.16.     Global Note; Euro-Note Exchange Date..............................................       24
     Section 2.17.     Meetings of Noteholders...........................................................       25
     Section 2.18.     Uncertificated Classes............................................................       25

ARTICLE III            REPRESENTATIONS AND COVENANTS OF ISSUER...........................................       26

     Section 3.01.     Payment of Principal and Interest.................................................       26
     Section 3.02.     Maintenance of Office or Agency...................................................       26
     Section 3.03.     Money for Note Payments to Be Held in Trust.......................................       26
     Section 3.04.     Existence.........................................................................       27
     Section 3.05.     Protection of Trust...............................................................       28
     Section 3.06.     Opinions as to Collateral.........................................................       28
     Section 3.07.     Performance of Obligations; Servicing of Receivables..............................       29
     Section 3.08.     Negative Covenants................................................................       30
     Section 3.09.     Statements as to Compliance.......................................................       31
     Section 3.10.     Issuer May Consolidate, Etc., Only on Certain Terms...............................       31
     Section 3.11.     Successor Substituted.............................................................       32
     Section 3.12.     No Other Business.................................................................       33

                          TABLE OF CONTENTS (cont'd.)

     Section 3.13.     No Borrowing.....................................................................        33
     Section 3.14.     Servicer's Obligations...........................................................        33
     Section 3.15.     Guarantees, Loans, Advances and Other Liabilities................................        33
     Section 3.16.     Capital Expenditures.............................................................        33
     Section 3.17.     Removal of Administrator.........................................................        33
     Section 3.18.     Restricted Payments..............................................................        33
     Section 3.19.     Notice of Events of Default......................................................        34
     Section 3.20.     Further Instruments and Acts.....................................................        34

ARTICLE IV             SATISFACTION AND DISCHARGE.......................................................        35

     Section 4.01.     Satisfaction and Discharge of this Indenture.....................................        35
     Section 4.02.     Application of Trust Money.......................................................        36

ARTICLE V              AMORTIZATION EVENTS, DEFAULTS AND REMEDIES.......................................        37

     Section 5.01.     Amortization Events..............................................................        37
     Section 5.02.     Events of Default................................................................        37
     Section 5.03.     Acceleration of Maturity; Rescission and Annulment...............................        38
     Section 5.04.     Collection of Indebtedness and Suits for Enforcement by Indenture
                        Trustee.........................................................................        39
     Section 5.05.     Remedies; Priorities.............................................................        40
     Section 5.06.     Optional Preservation of the Collateral..........................................        42
     Section 5.07.     Limitation on Suits..............................................................        42
     Section 5.08.     Unconditional Rights of Noteholders to Receive Principal and
                        Interest........................................................................        43
     Section 5.09.     Restoration of Rights and Remedies...............................................        43
     Section 5.10.     Rights and Remedies Cumulative...................................................        43
     Section 5.11.     Delay or Omission Not Waiver.....................................................        44
     Section 5.12.     Rights of Noteholders to Direct Indenture Trustee................................        44
     Section 5.13.     Waiver of Past Defaults..........................................................        44
     Section 5.14.     Undertaking for Costs............................................................        44
     Section 5.15.     Waiver of Stay or Extension Laws.................................................        45
     Section 5.16.     Sale of Receivables..............................................................        45
     Section 5.17.     Action on Notes..................................................................        45

ARTICLE VI             THE INDENTURE TRUSTEE............................................................        47

     Section 6.01.     Duties of the Indenture Trustee..................................................        47
     Section 6.02.     Notice of Amortization Event or Event of Default.................................        48
     Section 6.03.     Rights of Indenture Trustee......................................................        49

                          TABLE OF CONTENTS (cont'd.)

     Section 6.04.     Not Responsible for Recitals or Issuance of Notes.................................       50
     Section 6.05.     May Hold Notes....................................................................       50
     Section 6.06.     Money Held in Trust...............................................................       50
     Section 6.07.     Compensation, Reimbursement and Indemnification...................................       50
     Section 6.08.     Replacement of Indenture Trustee..................................................       51
     Section 6.09.     Successor Indenture Trustee by Merger.............................................       51
     Section 6.10.     Appointment of Co-Indenture Trustee or Separate Indenture Trustee.................       52
     Section 6.11.     Eligibility; Disqualification.....................................................       53
     Section 6.12.     Preferential Collection of Claims Against.........................................       53
     Section 6.13.     Tax Returns.......................................................................       53
     Section 6.14.     Representations and Covenants of the Indenture Trustee............................       53
     Section 6.15.     Custody of the Collateral.........................................................       54

ARTICLE VII            NOTEHOLDERS' LIST AND REPORTS BY INDENTURE TRUSTEE
                        AND ISSUER.......................................................................       55

     Section 7.01.     Issuer to Furnish Indenture Trustee Names and Addresses of
                        Noteholders......................................................................       55
     Section 7.02.     Preservation of Information; Communications to Noteholders........................       55
     Section 7.03.     Reports by Issuer.................................................................       55
     Section 7.04.     Reports by Indenture Trustee......................................................       56
     Section 7.05.     Notices...........................................................................       56

ARTICLE VIII           ALLOCATION AND APPLICATION OF COLLECTIONS.........................................       57

     Section 8.01.     Collection of Money...............................................................       57
     Section 8.02.     Rights of Noteholders.............................................................       57
     Section 8.03.     Establishment of Collection Account and Special Funding Account...................       57
     Section 8.04.     Collections and Allocations.......................................................       60
     Section 8.05.     Shared Principal Collections and Shared Transferor Principal
                        Collections......................................................................       61
     Section 8.06.     Additional Withdrawals from the Collection Account................................       62
     Section 8.07.     Allocation of Collateral to Pools.................................................       62
     Section 8.08a.    Reallocation Groups...............................................................       62
     Section 8.08b.    Shared Enhancement Groups.........................................................       63
     Section 8.08c.    Excess Finance Charge Sharing Groups..............................................       63
     Section 8.09.     Release of Collateral; Eligible Loan Documents....................................       63
     Section 8.10.     Opinion of Counsel................................................................       64

ARTICLE IX             DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS..........................................       65

ARTICLE X              SUPPLEMENTAL INDENTURES...........................................................       66

                          TABLE OF CONTENTS (cont'd.)

     Section 10.01.    Supplemental Indentures Without Consent of Noteholders............................       66

     Section 10.02.    Supplemental Indentures With Consent of Noteholders...............................       67
     Section 10.03.    Execution of Supplemental Indentures..............................................       68
     Section 10.04.    Effect of Supplemental Indenture..................................................       69
     Section 10.05.    Conformity With Trust Indenture Act...............................................       69
     Section 10.06.    Reference in Notes to Supplemental Indentures.....................................       69

ARTICLE XI             TERMINATION.......................................................................       70

     Section 11.01.    Termination of Trust..............................................................       70
     Section 11.02.    Final Distribution................................................................       70
     Section 11.03.    Transferor's Termination Rights...................................................       71
     Section 11.04.    Defeasance........................................................................       71

ARTICLE XII            MISCELLANEOUS.....................................................................       73

     Section 12.01.    Compliance Certificates and Opinions etc..........................................       73
     Section 12.02.    Form of Documents Delivered to Indenture Trustee..................................       74
     Section 12.03.    Acts of Noteholders...............................................................       75
     Section 12.04.    Notices...........................................................................       75
     Section 12.05.    Notices to Noteholders; Waiver....................................................       76
     Section 12.06.    Alternate Payment and Notice Provisions...........................................       77
     Section 12.07.    Conflict with Trust Indenture Act.................................................       77
     Section 12.08.    Effect of Headings and Table of Contents..........................................       77
     Section 12.09.    Successors and Assigns............................................................       77
     Section 12.10.    Separability......................................................................       77
     Section 12.11.    Benefits of Indenture.............................................................       77
     Section 12.12.    Limitation on Voting Preferred Stock..............................................       77
     Section 12.13.    Governing Law.....................................................................       78
     Section 12.14.    Counterparts......................................................................       78
     Section 12.15.    Trust Obligation..................................................................       78
     Section 12.16.    No Petition.......................................................................       78

                        ______________________________

                RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                     ACT OF 1939 AND INDENTURE PROVISIONS*



         Trust Indenture
            Act Section                           Indenture Section
         ---------------                          -----------------

       310(a)(1)...............................         6.11
         (a)(2)................................         6.11
         (a)(3)................................         6.10
         (a)(4)................................     Not Applicable
         (a)(5)................................         6.11
         (b)...................................         6.08, 6.11
         (c)...................................     Not Applicable
       311(a)..................................         6.12
         (b)...................................         6.12
         (c)...................................     Not Applicable
       312(a)..................................         7.01, 7.02(a)
         (b)...................................         7.02(b)
         (c)...................................         7.02(c)
       313(a)..................................         7.04
         (b)...................................         7.04
         (c)...................................         7.03, 7.04
         (d)...................................         7.04
       314(a)..................................         3.09, 7.03(a)
         (b)...................................         3.06
         (c)(1)................................         2.11,8.09(c),  12.01(a)
         (c)(2)................................         2.11, 8.09(c), 12.01(a)
         (c)(3)................................         2.11, 8.09(c), 12.01(a)
         (d)(1)................................         2.11, 8.09(c), 12.01(b)
         (d)(2)................................     Not Applicable
         (d)(3)................................     Not Applicable
         (e)...................................        12.01(a)
       315(a)..................................         6.01(b)
         (b)...................................         6.02
         (c)...................................         6.01(c)
         (d)...................................         6.01(d)
         (d)(1)................................         6.01(d)
         (d)(2)................................         6.01(d)
         (d)(3)................................         6.01(d)
         (e)...................................         5.14
       316(a)(1)(A)............................         5.12
       316(a)(1)(B)............................         5.13
       316(a)(2)...............................     Not Applicable
       316(b)..................................         5.08
       317(a)(1)...............................         5.04
       317(a)(2)...............................         5.04(d)
       317(b)..................................         5.04(a)
       318(a)..................................         12.07


_________________________

*This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

          This AMENDED AND RESTATED MASTER INDENTURE, dated as of November 16, 2000 (herein, as amended, modified or supplemented from time to time as permitted hereby, called the "Indenture"), between WILMINGTON TRUST COMPANY, not
                              ---------
in its individual capacity but solely as Owner Trustee on behalf of the Household Credit Card Master Note Trust I, a Delaware common law trust (herein, together with its permitted successors and assigns, called the "Issuer" or the
                                                                ------
"Trust"), and Wells Fargo Bank Minnesota, National Association, a national
 -----
banking association, as indenture trustee (herein, together with its successors in the trusts hereunder, called the "Indenture Trustee") and securities
                                     -----------------
intermediary amends and restates in full the Master Indenture, dated as of September 25, 2000, between the Issuer and the Indenture Trustee. This Indenture may be supplemented at any time and from time to time by an Indenture Supplement in accordance with Article X hereof (an "Indenture Supplement", and
                                                    --------------------
any Indenture Supplement together with this Indenture and amendments hereof collectively referred to as the "Agreement"). If a conflict exists between the
                                 ---------
terms and provisions of this Indenture and any Indenture Supplement, the terms and provisions of the Indenture Supplement shall be controlling with respect to the related Series.

                             PRELIMINARY STATEMENT

          The Issuer has duly authorized the execution and delivery of this Indenture to provide for an issue of its asset backed notes (the "Notes") as
                                                                  -----
provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

          Simultaneously with the delivery of this Indenture, the Issuer is entering into the Transfer and Servicing Agreement with Household Receivables Funding, Inc. III, a Delaware corporation, as Transferor (the "Transferor"), and
                                                               ----------
Household Finance Corporation, a Delaware corporation, as Servicer (in such capacity, the "Servicer"), pursuant to which (a) the Transferor will convey to
               --------
the Issuer all of its right, title and interest in, to and under the Receivables, which the Transferor will have received from a Seller pursuant to a Receivables Purchase Agreement and (b) the Servicer will agree to service the Receivables and make collections thereon on behalf of the Noteholders.

          Under the Receivables Purchase Agreements and the Transfer and Servicing Agreement, Receivables arising in the Accounts from time to time will automatically be conveyed thereunder to the Issuer without any further action by the Sellers or Transferor being necessary.

                               GRANTING CLAUSES

          The Owner Trustee on behalf of the Issuer hereby Grants to the Indenture Trustee, for the benefit of the Holders of the Notes, all of its right, title and interest, whether now owned or hereafter acquired, in, to and under (a) the Receivables, (b) Interchange and Recoveries related to and all money, instruments, investment property and other property (together with all earnings, dividends, distributions, income, issues, and profits relating to) distributed or distributable in respect of the Receivables pursuant to the terms of the Transfer and Servicing Agreement, this Indenture and any Indenture Supplement, (c) all Eligible Investments and all money, investment property, instruments and other property on deposit from time to time in, credited to or related to the Collection Account, the Series Accounts and the Special Funding Account (including any subaccounts of such account), and in all interest, dividends, earnings, income and other distributions from time to time received, receivable or otherwise distributed or distributable thereto or in respect thereof (including any accrued discount realized on liquidation of any investment purchased at a discount), (d) all rights, remedies, powers, privileges and claims of the Owner Trustee or the Issuer under or with respect to any Series Enhancement or the Transfer and

Servicing Agreement (whether arising pursuant to the terms of such Series Enhancement or the Transfer and Servicing Agreement or otherwise available to the Owner Trustee or Issuer at law or in equity), including, without limitation, the rights of the Owner Trustee on behalf of the Issuer to enforce such Series Enhancement or the Transfer and Servicing Agreement, and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Series Enhancement or the Transfer and Servicing Agreement to the same extent as the Owner Trustee on behalf of the Issuer could but for the assignment and security interest granted to the Indenture Trustee for the benefit of the Noteholders, (e) all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit, and advices of credit belonging to the Owner Trustee or the Issuer, (f) the Preferred Stock, (g) all other property of the Owner Trustee or the Issuer, (h) all present and future claims, demands, causes and chose in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds, products, rents, receipts or profits of the conversion, voluntary or involuntary, into cash or other property, all cash and non-cash proceeds, and other property consisting of, arising from or relating to all or any part of any of the foregoing, and (i) any proceeds of the foregoing; in each case, excluding the Transferor Amount and all amounts distributable to the Holders of the Transferor Certificates pursuant to the terms of any Transaction Document (collectively, the "Collateral").
                             ----------

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01.  Definitions.
                         -----------

          Whenever used in this Agreement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          "Accumulation Period" shall mean, with respect to any Series, or any
           -------------------
Class within a Series, a period following the Revolving Period during which Collections of Principal Receivables are accumulated in an account for the benefit of the Noteholders of such Series or Class within such Series, which shall be the controlled accumulation period, the early accumulation period, the optional accumulation period, the partial accumulation period or other accumulation period, in each case as defined with respect to such Series in the related Indenture Supplement.

          "Act" shall have the meaning specified in subsection 12.03(a).
           ---                                      -------------------

          "Adjusted Pool Principal Balance" shall, with respect to any Series,
           -------------------------------
have the meaning specified in the applicable Indenture Supplement.

          "Administration Agreement" shall mean the Amended and Restated
           ------------------------
Administration Agreement, dated as of November 16, 2000 among the Issuer and the Administrator, as the same may be amended, supplemented or otherwise modified from time to time.

          "Administrator" shall mean Household Finance Corporation, or its
           -------------
permitted successors and assigns, or any successor Administrator under the Administration Agreement.

          "Adverse Effect" shall have the meaning specified in the Transfer and
           --------------
Servicing Agreement.

          "Aggregate Investor Percentage" shall mean, with respect to Principal
           -----------------------------
Receivables, Finance Charge and Administrative Receivables and Defaulted Receivables relating to a particular Pool, as the case may be, as of any date of determination, the sum of such Investor Percentages (as such term is defined in the related Indenture Supplements) of all Series of Notes relating to such Pool issued and outstanding on such date of determination; provided, however, that the Aggregate Investor Percentage shall not exceed 100%.

          "Agreement" shall mean this Indenture, as the same may be amended,
           ---------
supplemented or otherwise modified from time to time, including, with respect to any Series or Class, the related Indenture Supplement.

          "Amortization Event" shall mean, with respect to any Series, a Trust
           ------------------
Amortization Event or a Series Amortization Event.

          "Amortization Period" shall mean, with respect to any Series, or any
           -------------------
Class within a Series, a period following the Revolving Period during which Collections of Principal Receivables are distributed to Noteholders, which shall be the controlled amortization period, the rapid amortization period, the optional amortization period, the partial amortization period or other amortization period, in each case as defined with respect to such Series in the related Indenture Supplement.

          "Applicants" shall have the meaning specified in Section 2.09.
           ----------                                      ------------

          "Authorized Officer" shall mean:
           ------------------

          (a) with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers (containing the specimen signatures of such officers) delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          (b) with respect to the Transferor, any officer of the Transferor who is authorized to act for the Transferor in matters relating to the Transferor and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Transferor to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter)

          (c) with respect to the Servicer, any officer of the Servicer who is authorized to act for the Servicer in matters relating to the Servicer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter)

          "Bank" shall mean Household Bank (Nevada), N.A., and its successors
           ----
and permitted assigns.

          "Bearer Notes" shall have the meaning specified in Section 2.01.
           ------------                                      ------------

          "Beneficial Owner" shall mean, with respect to a Book-Entry Note, the
           ----------------
Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or Foreign Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency or Foreign Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in accordance with the rules of such Clearing Agency or Foreign Clearing Agency).

          "Book-Entry Notes" shall mean beneficial interests in the Notes,
           ----------------
ownership and transfers of which shall be made through book entries by a Clearing Agency or Foreign Clearing Agency as described in Section 2.13.
                                                           ------------

          "Class" shall mean, with respect to any Series, any one of the classes
           -----
of Notes of that Series.

          "Clearing Agency" shall mean an organization registered as a "clearing
           ---------------
agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and serving as clearing agency for a Series or Class of Book-Entry Notes.

          "Clearing Agency Participant" shall mean a broker, dealer, bank, other
           ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Clearstream" shall mean Clearstream Banking, societe anonyme, a
           -----------
professional depository incorporated under the laws of Luxembourg, and its successors.

          "Closing Date" shall mean, with respect to any Series, the closing
           ------------
date specified in the related Indenture Supplement.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Collateral" shall have the meaning specified in the Granting Clause
           ----------
of this Indenture.

          "Collection Account" shall have the meaning specified in Section 8.03.
           ------------------                                      ------------

          "Commission" shall mean the Securities and Exchange Commission and its
           ----------
successors in interest.

          "Corporate Trust Office" means the principal office of the Indenture
           ----------------------
Trustee at which at any particular time its corporate trust business shall be administered, which office at date of the execution of this Agreement is located at MAC N9311-161, 6th & Marquette, Minneapolis, MN 55479, Attention: Asset Backed Securities (facsimile no. (612) 667-3464) or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Transferor, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Transferor).

          "Coupon" shall have the meaning specified in Section 2.01.
           ------                                      ------------

          "Default" shall mean any occurrence that is, or with notice or the
           -------
lapse of time or both would become, an Event of Default.

          "Defeasance" shall have the meaning specified in subsection 11.04(a).
           ----------                                      -------------------

          "Defeased Series" shall have the meaning specified in subsection
           ---------------                                      ----------
11.04(a).
--------

          "Definitive Notes" shall mean Notes in definitive, fully registered
           ----------------
form.

          "Deposit Date" shall mean each day on which the Servicer deposits
           ------------
Collections in the Collection Account.

          "Determination Date" shall mean, unless otherwise specified in the
           ------------------
Indenture Supplement for a particular Series, the earlier of the third Business Day and the fifth calendar day (or if the fifth calendar day is not a Business Day, then the preceding Business Day) preceding the fifteenth day of each calendar month.

          "Distribution Date" shall mean, with respect to any Series, the date
           -----------------
specified in the applicable Indenture Supplement.

          "Dollars", "$" or "U.S. $" shall mean United States dollars.
           -------    -      ------

          "DTC" shall mean The Depository Trust Company.
           ---

          "Due Period" shall mean, with respect to each Distribution Date,
           ----------
unless otherwise provided in an Indenture Supplement, the period from and including the first day of the preceding calendar month to and including the last day of such calendar month.

          "Eligible Institution" shall mean any depository institution (which
           --------------------
may be the Owner Trustee or the Indenture Trustee) organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), which depository institution at all times (a) is a member of the FDIC and (b) has (i) a long-term unsecured debt rating in the highest rating category of Standard & Poor's, Moody's and, if rated by Fitch, of Fitch, or such other rating acceptable to the Rating Agency or (ii) a short-term rating in the highest rating category of Standard & Poor's, Moody's, and if rated by Fitch, of Fitch, or such other rating acceptable to the Rating Agency. Notwithstanding the previous sentence any institution the appointment of which satisfies the Rating Agency Condition shall be considered an Eligible Institution. If so qualified, the Servicer may be considered an Eligible Institution for the purposes of this definition.

          "Eligible Investments" shall mean instruments, investment property or
           --------------------
other property with respect to any of the following (but does not include any security issued by or obligations of Household Receivables Acquisition Company
II):

          (a) direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof, including the District of Columbia (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Trust's investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company shall be in the highest rating category of Standard & Poor's, Moody's and, if rated by Fitch, of Fitch, or such other rating category acceptable to the Rating Agency;

          (c) commercial paper (having original or remaining maturities of no more than 30 days) having, at the time of the Trust's investment or contractual commitment to invest therein, a rating in the highest rating category of Standard & Poor's, Moody's and, if rated by Fitch, of Fitch, or such other rating category acceptable to the Rating Agency;

          (d) demand deposits, time deposits and certificates of deposit which are fully insured by the FDIC having, at the time of the Trust's investment therein, a rating in the highest rating category of Standard & Poor's, Moody's and, if rated by Fitch, of Fitch, or such other rating category acceptable to the Rating Agency;

          (e) bankers' acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in clause (b) above;

          (f) money market funds having, at the time of the Trust's investment therein, a rating in the highest rating category of Standard & Poor's, Moody's and, if rated by Fitch, of Fitch, or such other rating category acceptable to the Rating Agency (including funds for which the Indenture Trustee or any of its Affiliates is investment manager or advisor);

          (g) time deposits (having maturities not later than the succeeding Distribution Date) other than as referred to in clause (d) above, with a Person the commercial paper of which has a credit rating acceptable to Standard & Poor's, Moody's and, if rated by Fitch, to Fitch; or

          (h) any other investment of a type or rating that satisfies the Rating Agency Condition.

          "Enhancement Agreement" shall mean any agreement, instrument or
           ---------------------
document governing the terms of any Series Enhancement or pursuant to which any Series Enhancement is issued or outstanding.

          "Euroclear Operator" shall mean Morgan Guaranty Trust Company of New
           ------------------
York, Brussels office, as operator of the Euroclear System or its successor as operator of such system or any system that is a successor to such system.

          "Event of Default" shall have the meaning specified in Section 5.02.
           ----------------                                      ------------

          "Excess Finance Charge and Administrative Collections" shall have the
           ----------------------------------------------------
meaning specified in Section 8.08C.
                     -------------

          "Excess Finance Charge Sharing Group" shall mean all Excess Finance
           -----------------------------------
Charge Sharing Series that have the same Excess Finance Charge Sharing Group designation.

          "Excess Finance Charge Sharing Series" shall mean a Series that,
           ------------------------------------
pursuant to the Indenture Supplement therefor, is entitled to receive certain excess Collections of Finance Charge and Administrative Receivables from other Series in the same Excess Finance Charge Sharing Group, as more specifically set forth in such Indenture Supplement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Finance Charge Shortfalls" shall have the meaning specified in
           -------------------------
Section 8.08C.
-------------

          "Foreclosure Remedy" shall have the meaning specified in Sections
           ------------------                                      --------
5.05(a)(iii) and (iv).
------------     ----

          "Foreign Clearing Agency" shall mean Clearstream and the Euroclear
           -----------------------
Operator.

          "Global Note" shall have the meaning specified in Section 2.16.
           -----------                                      ------------

          "Grant" means to mortgage, pledge, bargain, warrant, alienate, remise,
           -----
release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "Group" shall mean, with respect to any Series, a group or groups of
           -----
Series (including any Reallocation Group, Excess Finance Charge Sharing Group, Principal Sharing Group, Shared Enhancement Group or any other Group established by an Indenture Supplement) in which the Indenture Supplement for each such Series specifies such Series is to be included for the purpose of sharing certain collections of Finance Charge and Administrative Receivables and/or Principal Receivables. A particular Series may be included in more than one Group if the Indenture Supplement for such Series so provides.

          "Household Finance Corporation" shall mean Household Finance
           -----------------------------
Corporation, a Delaware corporation, and its successors and permitted assigns.

          "Household International" shall mean Household International, Inc., a
           -----------------------
Delaware corporation, and its successors and permitted assigns.

          "Household Receivables Acquisition Company II" shall mean Household
           --------------------------------------------
Receivables Acquisition Company II, a Delaware corporation, and its successors and permitted assigns.

          "Indenture" shall mean this Amended and Restated Master Indenture,
           ---------
dated as of November 16, 2000, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

          "Indenture Supplement" shall mean, with respect to any Series, a
           --------------------
supplement to the Indenture, executed and delivered in connection with the original issuance of the Notes of such Series pursuant to Section 10.01, and an
                                                          -------------
amendment to the Indenture executed pursuant to Sections 10.01 or 10.02, and, in
                                                --------------    -----
either case, including all amendments thereof and supplements thereto.

          "Indenture Trustee" shall mean Wells Fargo Bank Minnesota, National
           -----------------
Association, a national banking association, in its capacity as trustee under the Indenture, its successors in interest and any successor indenture trustee under the Indenture.

          "Independent" shall mean, when used with respect to any specified
           -----------
Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Transferor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          "Independent Certificate" shall mean a certificate or opinion to be
           -----------------------
delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01, made by
                                                         -------------
an Independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

          "Indirect Participant" shall mean other Persons such as securities
           --------------------
brokers and dealers, banks and trust companies that clear or maintain a custodial relationship with a participant of DTC, either directly or indirectly.

          "Invested Amount" shall mean, with respect to any Series and for any
           ---------------
date, an amount equal to the invested amount, unless the term "adjusted invested amount" is applicable to such Series, specified in the related Indenture Supplement.

          "Investment Company Act" shall mean the Investment Company Act of
           ----------------------
1940, as amended.

          "Issuer" shall mean the Trust.
           ------

          "Issuer Order" and "Issuer Request" shall mean a written order or
           ------------       --------------
request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

          "New Issuance" shall have the meaning specified in Section 2.12.
           ------------                                      ------------

          "Note Interest Rate" shall mean, as of any particular date of
           ------------------
determination and with respect to any Series or Class, the interest rate as of such date specified therefor in the related Indenture Supplement.

          "Note Owner" shall mean, with respect to a Book-Entry Note, the Person
           ----------
who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in accordance with the rules of such Clearing Agency).

          "Note Register" shall have the meaning specified in Section 2.05.
           -------------                                      ------------

          "Noteholder" or "Holder" shall mean the Person in whose name a Note is
           ----------      ------
registered on the Note Register and, if applicable, the holder of any Bearer Note, Global Note, or Coupon, as the case may be, or such other Person deemed to be a "Noteholder" or "Holder" in any related Indenture Supplement.
      ----------      ------

          "Notes" shall mean all Series of Notes issued by the Trust pursuant to
           -----
the Indenture and the applicable Indenture Supplement.

          "Officer's Certificate" shall mean, unless otherwise specified in this
           ---------------------
Agreement, a certificate delivered to the Indenture Trustee signed by any Authorized Officer of the Issuer, Transferor, or Servicer, as applicable, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01.
                -------------

          "Opinion of Counsel" shall mean a written opinion of counsel, who may
           ------------------
be counsel for, or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Indenture Trustee; provided, that a Tax Opinion shall be an opinion of nationally recognized tax counsel.

          "Outstanding" shall mean, as of the date of determination, all Notes
           -----------
theretofore issued under this Indenture except:

          (a) Notes theretofore cancelled by the Registrar or delivered to the Registrar for cancellation;

          (b) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made);

          (c) Notes deemed to be satisfied and discharged pursuant to Sections
                                                                      --------
     4.01 or 11.04; and
     ----    -----

          (d) Notes in exchange for or in lieu of other Notes which have been issued pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, any other obligor upon the Notes, the Transferor, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Transferor, the Servicer or any Affiliate of any of the foregoing Persons. In making any such determination, the Indenture Trustee may rely on the representations of the pledgee and shall not be required to undertake any independent investigation.

          "Outstanding Amount" means the aggregate principal amount of all Notes
           ------------------
Outstanding at the date of determination.

          "Owner Trustee" shall mean Wilmington Trust Company, in its capacity
           -------------
as owner trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

          "Paired Series" shall mean (a) each Series which has been paired with
           -------------
another Series (which Series may be prefunded or partially prefunded), such that the reduction of the Invested Amount or Adjusted Invested Amount of such Series results in the increase of the Invested Amount of such other Series, as described in the related Indenture Supplements, and (b) such other Series.

          "Paying Agent" shall mean any paying agent appointed pursuant to
           ------------
Section 2.08 that meets the eligibility standards for the Indenture Trustee
------------
specified in Section 6.11 and shall initially be the
             ------------

Indenture Trustee; provided, that if the Indenture Supplement for a Series so provides, a different or additional Paying Agent may be appointed with respect to such Series.

          "Permitted Assignee" shall mean any Person who, if it were to purchase
           ------------------
Receivables (or interests therein) in connection with a sale thereof pursuant to

Section 5.05 would not cause the Trust to be taxable as a publicly traded
------------
partnership for federal income tax purposes.

          "Pool" shall mean the pool of Receivables having the same pool
           ----
designation as listed on the Schedule, and as to which the Series that relate to such Pool (as designated in the Indenture Supplement for such Series) primarily look to for support in respect of payments, proceeds, Recoveries and Collections; and specifically shall mean, (a) with respect to any Receivables conveyed to the Trust pursuant to Section 2.01 of the Transfer and Servicing
                                  ------------
Agreement listed from time to time on Schedule 1, Pool One, and (b) with respect to any other Receivables conveyed to the Trust pursuant to Section 2.09 of the
                                                           ------------
Transfer and Servicing Agreement, the Pool as specified by the Transferor in the notice delivered pursuant to Section 2.09(c)(i) of the Transfer and Servicing
                             ------------------
Agreement, with respect to such Receivables shall be reflected in an appropriate related schedule which shall be created or amended to reflect the current composition of such Pool.

          "Portfolio Yield" shall mean with respect to Pool One and, with
           ---------------
respect to any Due Period, the annualized percentage equivalent of a fraction
(a) the numerator of which is equal to the Collections of Finance Charge and Administrative Receivables during such Due Period calculated on a cash basis, after subtracting therefrom the Defaulted Amount with respect to such Due Period and (b) the denominator of which is the sum of (i) total amount of Pool One Principal Receivables plus (ii) the Special Funding Amount each as of the last day of the immediately preceding Due Period.

          "Principal Sharing Group" shall mean all Principal Sharing Series that
           -----------------------
have the same Principal Sharing Group designation.

          "Principal Sharing Series" shall mean a Series that, pursuant to the
           ------------------------
Indenture Supplement therefor, is entitled to receive Shared Principal Collections within a specified Principal Sharing Group from other Series in the same Principal Sharing Group, as more specifically set forth in such Indenture Supplement.

          "Principal Shortfalls" shall have the meaning specified in Section
           --------------------                                      -------
8.05.
----

          "Principal Terms" shall mean, with respect to any Series, (a) the name
           ---------------
or designation; (b) the initial principal amount (or method for calculating such amount) and the Invested Amount, (c) the Note Interest Rate for each Class of Notes of such Series (or method for the determination thereof); (d) the payment date or dates and the date or dates from which interest shall accrue; (e) the Distribution Date; (f) the method for allocating Collections to Noteholders; (g) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (h) the Servicing Fee; (i) the issuer and terms of any form of Series Enhancements with respect thereto; (j) the terms on which the Notes of such Series may be exchanged for Notes of another Series, repurchased by the Transferor or remarketed to other investors; (k) the Series Final Maturity Date; (l) the number of Classes of Notes of such Series and, if more than one Class, the rights and priorities of each such Class; (m) the extent to which the Notes of such Series will be issuable in temporary or permanent global form (and, in such case, the depositary for such global note or notes, the terms and conditions, if any, upon which such global note may be exchanged, in whole or in part, for Definitive Notes, and the manner in which any interest payable on a temporary or global note will be paid); (n) whether the Notes of such Series may be issued in bearer form and any limitations imposed thereon; (o) the priority of such Series with respect to any other Series; (p) its Pool designation; (q) and whether such Series will be part of a Reallocation Group and, if so, its

Reallocation Group designation; (r) whether such Series will be a Principal Sharing Series and, if so, its Principal Sharing Group designation; (s) whether such Series is entitled to share Shared Transferor Principal Collections; (t) whether such Series will be an Excess Finance Charge Sharing Series, and, if so, its Excess Finance Charge Sharing Group designation; (u) whether such Series or subseries within such Series will be part of a Shared Enhancement Group and, if so, its Shared Enhancement Group designation; (v) whether such Series will or may be a Paired Series and the Series with which it will be paired; and (w) any other terms of such Series.

          "Proceeding" shall mean any suit in equity, action at law or other
           ----------
judicial or administrative proceeding.

          "Qualified Account" shall mean either (a) a segregated account with an
           -----------------
Eligible Institution, (b) a segregated trust account with the corporate trust department of the Securities Intermediary, or (c) a segregated securities account with the Securities Intermediary.

          "Rating Agency" shall mean, with respect to any outstanding Series or
           -------------
Class, each rating agency, as specified in the Indenture Supplement applicable to such outstanding Series or Class, selected by the Transferor to rate the Notes of such Series or Class.

          "Rating Agency Condition" shall mean, with respect to any action, that
           -----------------------
each Rating Agency shall have notified the Transferor, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then existing rating of any outstanding Series or Class with respect to which it is a Rating Agency or, with respect to any outstanding Series or Class not rated by any Rating Agency, the written consent of such Series or Class as specified in the Indenture Supplement for such Series.

          "Reallocation Group" shall mean a group of one or more Series as
           ------------------
specified in the related Indenture Supplement, if any, with respect to which reallocation of certain Collections of Finance Charge and Administrative Receivables and other similar amounts are to be made among such Series, where applicable, for certain specified purposes as specified in the Agreement or any related Indenture Supplement, including, to the extent so specified, pooling amounts available to all Series in the particular Reallocation Group prior to any application for individual Series requirements and sharing such amounts among such Series on the basis of the relative requirements for each such Series.

          "Record Date" shall mean, with respect to any Distribution Date, the
           -----------
last day of the calendar month immediately preceding such Distribution Date unless otherwise specified for a Series in the related Indenture Supplement.

          "Redemption Date" shall mean, with respect to any Series, the date or
           ---------------
dates specified in the related Indenture Supplement.

          "Registered Notes" shall have the meaning specified in Section 2.01.
           ----------------                                      ------------

          "Registrar" shall have the meaning specified in Section 2.05.
           ---------                                      ------------

          "Reinvestment Event" shall mean, if applicable with respect to any
           ------------------
Series, any Reinvestment Event specified in the related Indenture Supplement.

          "Required Transferor Amount" shall mean, with respect to any date and
           --------------------------
the related Pool, the product of the Required Transferor Percentage for such Pool and the aggregate Series Adjusted Invested Amounts (as defined in the related Indenture Supplement) of all Series which relate to such Pool.

          "Required Transferor Percentage" shall, with respect to any Series,
           ------------------------------
have the meaning set forth in the related Indenture Supplement.

          "Responsible Officer" shall mean, when used with respect to the
           -------------------
Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee including any vice president, assistant vice president, assistant treasurer, assistant secretary, trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers or to whom any corporate trust matter is referred at the Corporate Trust Office because of such officer's knowledge of and familiarity with the particular subject.

          "Revolving Period" shall have, with respect to each Series, the
           ----------------
meaning specified in the related Indenture Supplement.

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------

          "Securities Intermediary" shall mean Wells Fargo Bank Minnesota,
           -----------------------
National Association, in its capacity as securities intermediary pursuant to

Section 6.15, its successors in interest and any successor securities
------------
intermediary.

          "Seller" shall mean the Person or Persons identified as seller under a
           ------
Receivables Purchase Agreement.

          "Series" shall mean any series or subseries of Notes issued pursuant
           ------
to this Agreement and the related Indenture Supplement.

          "Series Account" shall mean any deposit, trust, securities escrow or
           --------------
similar account maintained for the benefit of the Noteholders of any Series or Class, as specified in any Indenture Supplement.

          "Series Amortization Event" shall have, with respect to any Series,
           -------------------------
the meaning specified pursuant to the related Indenture Supplement.

          "Series Enhancement" shall mean the rights and benefits provided to
           ------------------
the Trust or the Noteholders of any Series or Class pursuant to any subordination, collateral interest, insurance policy, cash collateral guaranty or account, swap arrangements, interest rate cap agreement, letter of credit, surety bond, spread account, reserve account, guaranteed rate agreement, tax protection agreement or other similar arrangement. The subordination of any Series or Class to another Series or Class shall be deemed to be a Series Enhancement.

          "Series Enhancer" shall mean the Person or Persons providing any
           ---------------
Series Enhancement, other than (except to the extent otherwise provided with respect to any Series in the Indenture Supplement for such Series) the Noteholders of any Series or Class which is subordinated to another Series or Class.

          "Series Final Maturity Date" shall mean, with respect to any Series,
           --------------------------
the final maturity date for such Series specified in the related Indenture Supplement.

          "Series Issuance Date" shall mean, with respect to any Series, the
           --------------------
date on which the Notes of such Series are to be originally issued in accordance with Section 2.12 and the related Indenture Supplement.
     ------------

          "Servicer" shall have the meaning specified in the Transfer and
           --------
Servicing Agreement.

          "Shared Enhancement Group" shall mean a group of one or more Series as
           ------------------------
specified in the related Indenture Supplement, if any, with respect to which credit enhancement, including subordination of a particular Class or Classes or Series, and collections are shared among such Series.

          "Shared Principal Collections" shall have the meaning specified in
           ----------------------------
Section 8.05(a).
---------------

          "Shared Transferor Principal Collections" shall have the meaning set
           ---------------------------------------
forth in Section 8.05(b).
         ---------------

          "Special Funding Account" shall have the meaning set forth in Section
           -----------------------                                      -------
8.03.
----

          "Special Funding Amount" shall mean the amount on deposit in a Special
           ----------------------
Funding Account.

          "Tax Opinion" shall mean, with respect to any action, an Opinion of
           -----------
Counsel to the effect that, for federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of the Notes of any outstanding Series or Class that were characterized as debt at the time of their issuance, (b) such action will not cause the Trust to be deemed to be an association (or publicly traded partnership) taxable as a corporation and (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Noteholder.

          "Transaction Documents" shall mean, with respect to any Series of
           ---------------------
Notes, the Trust Agreement, the Receivables Purchase Agreements, the Transfer and Servicing Agreement, this Indenture, the related Indenture Supplement, the Administration Agreement and such other documents and certificates delivered in connection therewith.

          "Transfer Agent" shall have the meaning specified in Section 2.05.
           --------------                                      ------------

          "Transfer and Servicing Agreement" shall mean the Amended and Restated
           --------------------------------
Transfer and Servicing Agreement, dated as of November 16, 2000, among the Transferor, the Servicer and the Issuer, as the same may be amended, supplemented or otherwise modified from time to time.

          "Transfer Date" shall mean with respect to each Distribution Date, the
           -------------
Business Day immediately preceding such Distribution Date.

          "Transferor" shall have the meaning specified in the Transfer and
           ----------
Servicing Agreement.

          "Transferor Amount" shall mean with respect to any Pool, on any date
           -----------------
of determination an amount equal to the difference between (a) the sum of (i) the total amount of Principal Receivables at the end of the day immediately prior to such date of determination plus (ii) the related Special Funding Amount at the end of the day immediately prior to such date of determination minus (b) the aggregated Series Adjusted Invested Amounts of all Series of Notes related to such Pool issued and outstanding on such date of determination.

          "Transferor Percentage" shall mean, on any date of determination, when
           ---------------------
used with respect to Principal Receivables, Finance Charge and Administrative Receivables and Defaulted Receivables in a Pool, a percentage equal to 100% minus the Aggregate Investor Percentage for Series related to such Pool with respect to such category of Receivables, minus, where applicable, the percentage interest of certain credit enhancement providers, as specified in the related Indenture Supplement.

          "Trust" shall mean the Household Credit Card Master Note Trust I,
           -----
acting by and through Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

          "Trust Agreement" shall mean the Amended and Restated Trust Agreement
           ---------------
relating to the Trust, dated as of November 16, 2000, between HRF and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

          "Trust Amortization Event" shall have, with respect to each Series,
           ------------------------
the meaning specified in Section 5.01.
                         ------------

          "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of
           -------------------      ---
1939, as amended.

          "Trustee Officer" shall mean, with respect to the Indenture Trustee
           ---------------
any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the applicable Transaction Documents, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Trust Termination Date" shall have the meaning specified in the Trust
           ----------------------
Agreement.

          "UCC" shall have the meaning specified in the Transfer and Servicing
           ---
Agreement.

          Section 1.02.  Other Definitional Provisions.
                         -----------------------------

          (a) With respect to any Series, all terms used herein and not otherwise defined herein shall have meanings ascribed to them in the Trust Agreement, the Transfer and Servicing Agreement or the related Indenture Supplement, as applicable.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable and as in effect on the date of this Agreement. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles in the United States, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (d) Any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series.

          (e) Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

          (f) The words "hereof", "herein" and "hereunder" and words of similar
                         ------    ------       ---------
import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; references to any subsection, Section, Schedule or Exhibit are references to subsections, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" means "including
                                                    ---------         ---------
without limitation."
------------------

          (g) Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Notes.

          "indenture security holder" means a Noteholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Indenture Trustee.

          "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                              [END OF ARTICLE I]

                                  ARTICLE II

                                   THE NOTES

          Section 2.01.  Form Generally.
                         --------------

          Any Series or Class of Notes, together with the Indenture Trustee's certificate of authentication related thereto, may be issued in bearer form (the "Bearer Notes") with attached interest coupons and a special coupon
 ------------
(collectively, the "Coupons") or in fully registered form (the "Registered
                    -------                                     ----------
Notes") and shall be in substantially the form of an exhibit to the related
-----
Indenture Supplement with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or such Indenture Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. The terms of any Notes set forth in an exhibit to the related Indenture Supplement are part of the terms of this Indenture, as applicable.

          The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by its execution of such Notes.

          Each Note will be dated the Closing Date and each Definitive Note will be dated as of the date of its authentication.

          Section 2.02.  Denominations.
                         -------------

          Except as otherwise specified in the related Indenture Supplement and the Notes, each class of Notes of each Series shall be issued in fully registered form in minimum amounts of $1,000 and in integral multiples of $1,000 in excess thereof (except that one Note of each Class may be issued in a different amount, so long as such amount exceeds the applicable minimum denomination for such Class), and shall be issued upon initial issuance as one or more Notes in an aggregate original principal amount equal to the applicable Invested Amount for such Class or Series.

          Section 2.03.  Execution, Authentication and Delivery.
                         --------------------------------------

          Each Note shall be executed by manual or facsimile signature on behalf of the Issuer by an Authorized Officer.

          Notes bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Issuer shall not be rendered invalid, notwithstanding the fact that such individual ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of issuance of such Notes.

          At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication and delivery, and the Indenture Trustee shall authenticate and deliver such Notes as provided in this Indenture or the related Indenture Supplement and not otherwise.

          No Note shall be entitled to any benefit under this Indenture or the applicable Indenture Supplement or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein or in the related Indenture Supplement executed by or on behalf of the Indenture Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          Section 2.04.  Authenticating Agent.
                         --------------------

          (a) The Indenture Trustee may appoint one or more authenticating agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. Whenever reference is made in this Indenture to the authentication of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Indenture Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Indenture Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Issuer and the Servicer.

          (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any power or any further act on the part of the Indenture Trustee or such authenticating agent.

          (c) An authenticating agent may at any time resign by giving written notice of resignation to the Indenture Trustee, the Issuer and the Servicer. The Indenture Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Issuer and the Servicer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Indenture Trustee or the Issuer and the Servicer, the Indenture Trustee may promptly appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Issuer and the Servicer.

          (d) The Issuer agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section.

          (e) The provisions of Sections 6.01 and 6.04 shall be applicable to
                                -------------     ----
any authenticating agent.

          (f) Pursuant to an appointment made under this Section, the Notes may have endorsed thereon, in lieu of or in addition to the Indenture Trustee's certificate of authentication, an alternative certificate of authentication in substantially the following form:

    "This is one of the Notes described in the within-mentioned Agreement.

                                     _____________________________________

                                     _____________________________________
                                            as Authenticating Agent
                                            for the Indenture Trustee


                                     By:__________________________________
                                             Authorized Signatory"

          Section 2.05.  Registration of and Limitations on Transfer and
                         -----------------------------------------------
Exchange of Notes.
-----------------

          The Issuer shall cause to be kept a register (the "Note Register") in
                                                             -------------
which the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the transfer agent and registrar (in such capacity, the "Transfer Agent" and
                                                         --------------
"Registrar") for the purpose of registering Notes and transfers of Notes as
 ---------
herein provided. Upon any resignation of any Transfer Agent and Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Transfer Agent and Registrar.

          If a Person other than the Indenture Trustee is appointed by the Issuer as Transfer Agent and Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of a Transfer Agent and Registrar and of the location, and any change in the location, of the Transfer Agent and Note Register. The Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Transfer Agent and Registrar by an officer thereof as to the names and addresses of the Noteholders and the principal amounts and numbers of such Notes.

          Upon surrender for registration of transfer of any Note at the office or agency of the Transfer Agent and Registrar, to be maintained as provided in

Section 3.02, if the requirements of Section 8-401(a) of the UCC are met, the
------------
Issuer shall execute, and upon receipt of such surrendered Note the Indenture Trustee shall authenticate and deliver to the Noteholder, in the name of the designated transferee or transferees, one or more new Notes (of the same Series and Class) in any authorized denominations of like aggregate principal amount.

          At the option of a Noteholder, Notes may be exchanged for other Notes (of the same Series and Class) in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute, and upon receipt of such surrendered Note the Indenture Trustee shall authenticate and deliver to the Noteholder, the Notes which the Noteholder making the exchange is entitled to receive.

          All Notes issued upon any registration of transfer or exchange of Notes shall evidence the same obligations, evidence the same debt, and be entitled to the same rights and privileges under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Indenture Trustee duly executed by, the Noteholder thereof or his attorney-in-fact duly authorized in writing, and by such other documents as the Indenture Trustee may reasonably require.

          The registration of transfer of any Note shall be subject to the additional requirements, if any, set forth in the related Indenture Supplement.

          No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such Notes.

          All Notes surrendered for registration of transfer and exchange shall be cancelled by the Issuer and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either. The Indenture Trustee shall destroy the Global Note upon its exchange in full for Definitive Notes and shall deliver a certificate of destruction to the Issuer. Such certificate shall also state that a certificate or certificates of each Foreign Clearing Agency to the effect referred to in Section 2.16 was
                                                          ------------
received with respect to each portion of the Global Note exchanged for Definitive Notes.

          The preceding provisions of this section notwithstanding, the Issuer shall not be required to make, and the Registrar need not register, transfers or exchanges of Notes for a period of 20 days preceding the due date for any payment with respect to the Note.

          If and so long as any Series of Notes are listed on a stock exchange and such exchange shall so require, the Indenture Trustee shall appoint a co-transfer agent and co-registrar in accordance with the rules of such exchange. Any reference in this Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context otherwise requires. The Indenture Trustee will enter into any appropriate agency agreement with any co-transfer agent and co-registrar not a party to this Indenture, which will implement the provisions of this Indenture that relate to such agent.

          Section 2.06.  Mutilated, Destroyed, Lost or Stolen Notes.
                         ------------------------------------------

          If (a) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its reasonable satisfaction of the destruction, loss or theft of any Note, and (b) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer, the Noteholders and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Transfer Agent and Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor (including the same date of issuance) and principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or within seven days shall be due and payable, or shall have been selected or called for redemption, instead of issuing a replacement Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

          Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Transfer Agent and Registrar) connected therewith.

          Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute complete and indefeasible evidence of an obligation of the Trust, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          Section 2.07.  Persons Deemed Owners.
                         ---------------------

          Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Transferor, the Issuer or the Indenture Trustee shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving distributions pursuant to the terms of the applicable Indenture Supplement and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Transferor, the Issuer, the Indenture Trustee nor any agent of the Transferor, the Issuer or the Indenture Trustee shall be affected by any notice to the contrary.

          Section 2.08.  Appointment of Paying Agent.
                         ---------------------------

          (a) The Issuer reserves the right at any time to vary or terminate the appointment of a Paying Agent for the Notes, and to appoint additional or other Paying Agents, provided that it will at all times maintain the Indenture Trustee as a Paying Agent.

          If and so long as any Series of Notes are listed on a stock exchange and such exchange shall so require, the Indenture Trustee will appoint a co-paying agent in accordance with the rules of such exchange. The Indenture Trustee will enter into any appropriate agency agreement with any co-paying agent not a party to this Indenture, which will implement the provisions of this Indenture that relate to such agent.

          Notice of all changes in the identity or specified office of a Paying Agent will be delivered promptly to the Noteholders by the Indenture Trustee.

          (b) The Indenture Trustee shall cause the Paying Agent (other than itself) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Noteholders in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Noteholders and shall agree, and if the Indenture Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Code regarding the withholding by the Indenture Trustee of payments in respect of federal income taxes due from the Beneficial Owners.

          Section 2.09.  Access to List of Noteholders' Names and Addresses.
                         --------------------------------------------------

          (a) The Issuer will furnish or cause to be furnished to the Indenture Trustee, the Servicer, any Noteholder or the Paying Agent, within five Business Days after receipt by the Issuer of a written request therefor from the Indenture Trustee, the Servicer, such Noteholder or the Paying Agent, respectively, a list of the names and addresses of the Noteholders. Unless otherwise provided in the related Indenture Supplement, holders of 10% of the Outstanding Amount of the Notes of any Series (the "Applicants") may apply in
                                                    ----------
writing to the Indenture Trustee, and if such application states that the Applicants desire to communicate with other Noteholders of any Series with respect to their rights under this Agreement or under the Notes and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Indenture Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Noteholders held by the Indenture Trustee and shall give the Servicer notice that such request has been made, within five

Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' request.

          (b) Every Noteholder, by receiving and holding a Note, agrees that none of the Issuer, the Indenture Trustee, the Transfer Agent and Registrar and the Servicer nor any of their respective agents and employees shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders hereunder, regardless of the sources from which such information was derived.

          Section 2.10.  Cancellation.
                         ------------

          All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any lawful manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Indenture Trustee shall be destroyed unless the Issuer shall direct by a timely order that they be returned to it.

          Section 2.11.  Release of Collateral.
                         ---------------------

          Subject to Section 12.01, the Indenture Trustee shall release property
                     -------------
from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA (S)(S)314(c) and 314(d) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

          Section 2.12.  New Issuances.
                         -------------

          (a) The Transferor may from time to time direct the Owner Trustee, on behalf of the Issuer, to issue one or more new Series of Notes (each such issuance a "New Issuance") pursuant to one or more Indenture Supplements. The
            ------------
Notes of all outstanding Series shall be equally and ratably entitled as provided herein to the benefits of this Indenture without preference, priority or distinction, all in accordance with the terms and provisions of this Indenture and the applicable Indenture Supplement except, with respect to any Series or Class, as provided in the related Indenture Supplement. Interest on the Notes of all outstanding Series shall be paid on the dates specified in or pursuant to the Indenture Supplement relating to such outstanding Series. Principal of the Notes of each outstanding Series shall be paid as specified in or pursuant to the Indenture Supplement relating to such outstanding Series.

          (b) On or before the Series Issuance Date relating to any new Series of Notes, the parties hereto will execute and deliver an Indenture Supplement which will specify the Principal Terms of such Series. The terms of such Indenture Supplement may modify or amend the terms of this Indenture solely as applied to such new Series. The obligation of the Indenture Trustee to authenticate and deliver the Notes of any Series (other than any Series issued pursuant to an Indenture Supplement dated as of the date hereof) and to execute and deliver the related Indenture Supplement is subject to the satisfaction of the following conditions:

          (i) on or before the fifth day immediately preceding the Series Issuance Date the Transferor shall have given the Indenture Trustee, the Owner Trustee, the Servicer and each

     Rating Agency notice (unless such notice requirement is otherwise waived) of such issuance and the Series Issuance Date;

          (ii) the Transferor shall have delivered to the Indenture Trustee and the Owner Trustee any related Indenture Supplement, in form satisfactory to the Indenture Trustee and the Owner Trustee, executed by each party hereto (other than the Indenture Trustee);

          (iii) the Transferor shall have delivered to the Indenture Trustee and the Owner Trustee any related Enhancement Agreement executed by each of the parties thereto, other than the Indenture Trustee and the Owner Trustee;

          (iv) the Rating Agency Condition shall have been satisfied with respect to such issuance;

          (v) such issuance will not result in any Adverse Effect and the Transferor shall have delivered to the Indenture Trustee and the Owner Trustee an Officer's Certificate, dated the Series Issuance Date to the effect that the Transferor reasonably believes that such issuance will not, based on the facts known to such officer at the time of such certification, have an Adverse Effect;

          (vi) the Transferor shall have delivered to the Indenture Trustee and the Owner Trustee (with a copy to each Rating Agency) a Tax Opinion, dated the Series Issuance Date with respect to such issuance; and

          (vii) the aggregate amount of Principal Receivables in the related Pool shall be greater than the Required Minimum Principal Balance as of the Series Issuance Date and after giving effect to such issuance.

Any Note held by the Transferor at any time after the date of its initial issuance may be transferred or exchanged only upon the delivery to the Indenture Trustee of a Tax Opinion dated as of the date of such transfer or exchange, as the case may be, with respect to such transfer or exchange.

          (c) Any Indenture Supplement providing for the issuance of subseries of Notes within the Series subject to such Indenture Supplement may specify conditions, in addition to the conditions applicable to each such subseries as a Series hereunder, for issuance of such subseries, which conditions shall be consistent with the conditions for issuance of the related Series.

          (d)    Upon satisfaction of the above conditions, pursuant to Section
                                                                        -------
2.03, the Owner Trustee, on behalf of the Issuer, shall execute and the
----
Indenture Trustee shall authenticate and deliver the Notes of such Series as provided in this Indenture and the applicable Indenture Supplement. Notwithstanding the provisions of this Section, prior to the execution of any Indenture Supplement, the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such Indenture Supplement is authorized or permitted by this Indenture and any Indenture Supplement related to any outstanding Series. The Indenture Trustee may, but shall not be obligated to, enter into any such Indenture Supplement which adversely affects the Indenture Trustee's own rights, duties or immunities under this Indenture.

          (e) The Issuer may direct the Indenture Trustee to deposit the net proceeds from any New Issuance in the Special Funding Account with respect to the related Pool. The Issuer may also specify that on any Transfer Date the proceeds from the sale of any new Series which is a Principal

Sharing Series may be withdrawn from the Special Funding Account for the related Pool and treated as Shared Principal Collections with respect to the same Principal Sharing Group.

          Section 2.13.  Book-Entry Notes.
                         ----------------

          Unless otherwise provided in any related Indenture Supplement, the Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes to be delivered to the depository specified in such Indenture Supplement which shall be the Clearing Agency or Foreign Clearing Agency, by or on behalf of such Series.

          The Notes of each Series shall, unless otherwise provided in the related Indenture Supplement, initially be registered in the Note Register in the name of the nominee of the Clearing Agency or Foreign Clearing Agency for such Book-Entry Notes and shall be delivered to the Indenture Trustee or, pursuant to such Clearing Agency's or Foreign Clearing Agency's instructions held by the Indenture Trustee's agent as custodian for the Clearing Agency or Foreign Clearing Agency.

          Unless and until Definitive Notes are issued under the limited circumstances described in Section 2.15, no Beneficial Owner shall be entitled
                           ------------
to receive a Definitive Note representing such Beneficial Owner's interest in such Note. Unless and until Definitive Notes have been issued to the Beneficial Owners pursuant to Section 2.15:
                   ------------

          (a) the provisions of this Section shall be in full force and effect with respect to each such Series;

          (b) the Indenture Trustee shall be entitled to deal with the Clearing Agency or Foreign Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the payment of principal of and interest on the Notes of each such Series) as the authorized representatives of the Beneficial Owners;

          (c) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control with respect to each such Series;

          (d) the rights of Beneficial Owners of each such Series shall be exercised only through the Clearing Agency or Foreign Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants. Pursuant to the depository agreement applicable to a Series, unless and until Definitive Notes of such Series are issued pursuant to

     Section 2.15, the initial Clearing Agency shall make book-entry transfers
     ------------
     among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Notes to such Clearing Agency Participants; and

          (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of the Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency or Foreign Clearing Agency shall be deemed to represent such percentage only to the extent that they have received instructions to such effect from the Beneficial Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

          Section 2.14.  Notices to Clearing Agency or Foreign Clearing Agency.
                         -----------------------------------------------------

          Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 2.15, the Indenture Trustee
                                        ------------
shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency or Foreign Clearing Agency, as applicable, and shall have no obligation to the Beneficial Owners.

          Section 2.15.  Definitive Notes.
                         ----------------

          If (i) (a) the Administrator advises the Indenture Trustee in writing that the Clearing Agency or Foreign Clearing Agency is no longer willing or able to properly discharge its responsibilities as Clearing Agency or Foreign Clearing Agency with respect to the Book-Entry Notes of a given Class and (b) the Administrator is unable to locate and reach an agreement on satisfactory terms with a qualified successor, (ii) the Administrator, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or Foreign Clearing Agency with respect to such Class or (iii) after the occurrence of a Servicer Default or an Event of Default, Beneficial Owners aggregating a majority of the Outstanding Amount of the Notes of such Class advise the Indenture Trustee and the applicable Clearing Agency or Foreign Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system is no longer in the best interests of the Beneficial Owners of such Class, the Indenture Trustee shall notify all Beneficial Owners of such Class of the occurrence of such event and of the availability of Definitive Notes to Beneficial Owners of such Class requesting the same. Upon surrender to the Indenture Trustee of the Notes of such Class, accompanied by registration instructions from the applicable Clearing Agency, the Issuer shall execute and the Indenture Trustee shall authenticate Definitive Notes of such Class and shall recognize the registered holders of such Definitive Notes as Noteholders under this Indenture. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions, and the Issuer and the Indenture Trustee may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by the Indenture Trustee, to the extent applicable with respect to such Definitive Notes, and the Indenture Trustee shall recognize the registered holders of the Definitive Notes of such Series as Noteholders of such Series hereunder. Definitive Notes will be transferable and exchangeable at the offices of the Transfer Agent and Registrar.

          Section 2.16.  Global Note; Euro-Note Exchange Date.
                         ------------------------------------

If specified in the related Indenture Supplement for any Series, Notes may be initially issued in the form of a single temporary Global Note (the "Global
                                                                     ------
Note") in bearer form, without interest coupons, in the denomination of the
----
Initial Invested Amount and substantially in the form attached to the related Indenture Supplement. Unless otherwise specified in the related Indenture Supplement, the provisions of this Section shall apply to such Global Note. The Global Note will be authenticated by the Indenture Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Notes. The Global Note may be exchanged in the manner described in the related Indenture Supplement for Registered Notes or Bearer Notes in definitive form. Except as otherwise specifically provided in the Indenture Supplement, any Notes that are issued in bearer form pursuant to this Indenture shall be issued in accordance with the requirements of Code section 163(f)(2).

          Section 2.17.  Meetings of Noteholders.
                         -----------------------

          To the extent provided by the Indenture Supplement for any Series issued in whole or in part in Bearer Notes, the Servicer or the Indenture Trustee may at any time call a meeting of the Noteholders of such Series, to be held at such time and at such place as the Servicer or the Indenture Trustee, as the case may be, shall determine, for the purpose of approving a modification of or amendment to, or obtaining a waiver of, any covenant or condition set forth in this Agreement with respect to such Series or in the Notes of such Series, subject to Article X.

          Section 2.18.  Uncertificated Classes.
                         ----------------------

          Notwithstanding anything to the contrary contained in this Article II or in Article XI, unless otherwise specified in any Indenture Supplement, any provisions contained in this Article II and in Article XI relating to the registration, form, execution, authentication, delivery, presentation, cancellation and surrender of Notes shall not be applicable to any uncertificated Notes, provided, however, that, except as otherwise specifically provided in the Indenture Supplement, any such uncertificated Notes shall be issued in "registered form" within the meaning of Code section 163(f)(1).

                              [END OF ARTICLE II]

                                  ARTICLE III

                    REPRESENTATIONS AND COVENANTS OF ISSUER

          Section 3.01.  Payment of Principal and Interest.
                         ---------------------------------

          (a) The Issuer will duly and punctually pay principal and interest in accordance with the terms of the Notes as specified in the relevant Indenture Supplement.

          (b) The Noteholders of a Series as of the Record Date in respect of a Distribution Date shall be entitled to the interest accrued and payable and principal payable on such Distribution Date as specified in the related Indenture Supplement. All payment obligations under a Note are discharged to the extent such payments are made to the Noteholder of record.

          Section 3.02.  Maintenance of Office or Agency.
                         -------------------------------

          The Issuer will maintain an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints Wells Fargo Bank Minnesota, National Association, currently located at MAC N9311-161, 6th & Marquette, Minneapolis, MN 55479,
Attention: Asset Backed Securities (facsimile no. (612) 667-3464), to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee and the Noteholders of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee at its Corporate Trust Office as its agent to receive all such presentations, surrenders, notices and demands.

          Section 3.03.  Money for Note Payments to Be Held in Trust.
                         -------------------------------------------

          As specified in Section 8.03(a) and (b) herein and in the related
                          ---------------     ---
Indenture Supplement, all payments of amounts due and payable with respect to the Notes which are to be made from amounts withdrawn from the Collection Account and the Special Funding Account shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Collection Account or the Special Funding Account shall be paid over to or at the direction of the Issuer except as provided in this Section and in the related Indenture Supplement.

          On or before each Distribution Date, in accordance with Section 8.04 the Issuer shall deposit or cause to be deposited in the Series Account, specified in the related Indenture Supplement, of each outstanding Series an aggregate sum sufficient to pay the amounts then becoming due under the Notes of such outstanding Series, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee in writing of its action or failure so to act.

          Whenever the Issuer shall have a Paying Agent in addition to the Indenture Trustee, it will, on or before the Business Day next preceding each Distribution Date, direct the Indenture Trustee to deposit with such Paying Agent on or before such Distribution Date an aggregate sum sufficient to pay the amounts then becoming due, such sum to be (i) held in trust for the benefit of Persons entitled thereto and (ii) invested, pursuant to an Issuer Order, by the Paying Agent in an Eligible Investment in accordance with the terms of the related Indenture Supplement. For all investments made by a Paying

Agent under this Section, such Paying Agent shall be entitled to all of the rights and obligations of the Indenture Trustee under the related Indenture Supplement, such rights and obligations being incorporated in this paragraph by this reference.

          The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent, in acting as Paying Agent, is an express agent of the Issuer and, further, that such Paying Agent will:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it by in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Section 3.04.  Existence.
                         ---------

          The Issuer will keep in full effect its existence, rights and franchises as a common law trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other related instrument or agreement.

          Section 3.05.  Protection of Trust.
                         -------------------

          The Issuer will from time to time prepare, or cause to be prepared, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (a) Grant more effectively all or any portion of the Collateral as security for the Notes;

          (b) maintain or preserve the lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

          (c) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;

          (d) enforce any of the Collateral; or

          (e) preserve and defend title to the Collateral securing the Notes and the rights therein of the Indenture Trustee and the Noteholders secured thereby against the claims of all Persons and parties.

          The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section.

          The Issuer shall pay or cause to be paid any taxes levied on all or any part of Receivables securing the Notes.

          Section 3.06.  Opinions as to Collateral.
                         -------------------------

          (a) On the Series Issuance Date relating to any new Series of Notes, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and security interest of this Indenture, including without limitation with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are so necessary and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to maintain the perfection of such lien and security interest.

          (b) On or before April 30 in each calendar year, beginning in 2001, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and security interest of this Indenture, including without limitation with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is so necessary and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Indenture until April 30 in the following calendar year.

          Section 3.07.  Performance of Obligations; Servicing of Receivables.
                         ----------------------------------------------------

          (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Transfer and Servicing Agreement or such other instrument or agreement.

          (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Administrator to assist the Issuer in performing its duties under this Indenture.

          (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements relating to the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Transfer and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided herein or therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consent of the Holders of a majority of the Outstanding Amount of the Notes of each adversely affected Series.

          (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default under the Transfer and Servicing Agreement, the Issuer shall cause the Indenture Trustee to promptly notify the Rating Agencies thereof, and shall cause the Indenture Trustee to specify in such notice the action, if any, being taken with respect to such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Transfer and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

          (e) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 7.01 of the Transfer and Servicing Agreement, the Servicer
            ------------
shall continue to perform all servicing functions under the Transfer and Servicing Agreement until the date specified in the Termination Notice or otherwise specified by the Indenture Trustee or until a date mutually agreed upon by the Servicer and the Indenture Trustee. As promptly as possible after the giving of a Termination Notice to the Servicer, the Indenture Trustee shall appoint a Successor Servicer, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with subsection
                                                                  ----------
3.01(b) and Section 5.07 of the Transfer and Servicing Agreement.
-------     ------------
Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable so to act, petition at the expense of the Servicer a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Indenture Trustee shall give prompt notice to each Rating Agency and each Series Enhancer upon the appointment of a Successor Servicer. Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under the Transfer and Servicing Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions thereof, and all references in this Indenture to the Servicer shall be deemed to refer to the Successor Servicer. In connection with any Termination Notice, the Indenture Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation, subject to the limitations set forth in Section 7.02 of the
                                                      ------------
Transfer and Servicing Agreement.

          (f) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and a majority in Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Transfer and Servicing Agreement) or the Transaction Documents (except to the extent otherwise provided in the Transaction Documents), or waive timely performance or observance by the Servicer or the Transferor under the Transfer and Servicing Agreement; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and such Noteholders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

          Section 3.08.  Negative Covenants.
                         ------------------

          So long as any Notes are Outstanding, the Issuer will not:

          (a) sell, transfer, exchange, pledge or otherwise dispose of any part of the Collateral except as expressly permitted by the Indenture and any Indenture Supplement, the Trust Agreement or the Transfer and Servicing Agreement;

          (b) claim any credit on, or make any deduction from, the principal and interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Collateral;

          (c) incur, assume or guarantee any direct or contingent indebtedness other than incurred pursuant to the Transaction Documents;

          (d) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any Lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Collateral; or

          (e) voluntarily dissolve or liquidate in whole or in part.

          Section 3.09.  Statements as to Compliance.
                         ---------------------------

          The Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing within 120 days after the end of the fiscal year 2000), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

          (a) a review of the activities of the Issuer during the 12-month period ending at the end of such fiscal year (or in the case of the fiscal year ending December 31, 2000, the period from the Closing Date to December 31, 2000) and of performance under this Indenture has been made under such Authorized Officer's supervisions, and

          (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

          Section 3.10.  Issuer May Consolidate, Etc., Only on Certain Terms.
                         ---------------------------------------------------

          (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

               (1) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person (i) organized and existing under the laws of the United States of America or any state or the District of Columbia and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in a form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

               (2) immediately after giving effect to such transaction, no Event of Default or Amortization Event shall have occurred and be continuing;

               (3) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that (i) such consolidation or merger and such supplemental indenture comply with this Section, (ii) all conditions precedent in this Section relating to such transaction have been complied with (including any filing required by the Exchange Act), and (iii) such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against such person;

               (4) the Rating Agency Condition shall have been satisfied with respect to such transaction;

               (5) the Issuer shall have received a Tax Opinion and an Opinion of Counsel dated the date of such consolidation or merger (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to any Noteholder; and

               (6) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken.

          (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Collateral, substantially as an entirety to any Person, unless:

               (1) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, or the District of Columbia, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

               (2) immediately after giving effect to such transaction, no Event of Default or Amortization Event shall have occurred and be continuing;

               (3) the Rating Agency Condition shall have been satisfied with respect to such transaction;

               (4) the Issuer shall have received a Tax Opinion and an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to any Noteholder;

               (5) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

               (6) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

          Section 3.11.  Successor Substituted.
                         ---------------------

          Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 3.10 hereof, the Person formed by or surviving such consolidation
     ------------
or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the Issuer in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Section shall be released from its obligations under this Indenture as issued immediately upon the effectiveness of such conveyance or transfer, provided that the Issuer shall not be released from any obligations or liabilities to the Indenture Trustee or the Noteholders arising prior to such effectiveness.

          Section 3.12.  No Other Business.
                         -----------------

          The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the payment obligations in the manner contemplated by this Indenture and the other Transaction Documents and all activities incidental thereto.

          Section 3.13.  No Borrowing.
                         ------------

          The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except as expressly provided for pursuant to the terms of the Transaction Documents and the Notes.

          Section 3.14.  Servicer's Obligations.
                         ----------------------

          The Issuer shall cause the Servicer to comply with all of its obligations under the Transaction Documents.

          Section 3.15.  Guarantees, Loans, Advances and Other Liabilities.
                         -------------------------------------------------

          Except as contemplated by this Indenture or the Transfer and Servicing Agreement, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

          Section 3.16.  Capital Expenditures.
                         --------------------

          The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

          Section 3.17.  Removal of Administrator.
                         ------------------------

          So long as any Notes are outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

          Section 3.18.  Restricted Payments.
                         -------------------

          The Issuer shall not, directly or indirectly, (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer,
(b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (c) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (i) distributions as contemplated by, and to the extent funds are available for such purpose under, the Transfer and Servicing Agreement or the Trust Agreement and (ii) payments to the Indenture Trustee pursuant to
Section 6.07 hereof.  The Issuer will not, directly or indirectly, make payments
------------
to or distributions from the Collection Account except in accordance with the Transaction Documents.

          Section 3.19.  Notice of Events of Default.
                         ---------------------------

          The Issuer agrees to give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and, immediately after obtaining knowledge of any of the following occurrences, written notice of each default on the part of the Servicer or the Transferor of its obligations under the Transfer and Servicing Agreement and each default on the part of a Seller of its obligations under the Receivables Purchase Agreement.

          Section 3.20.  Further Instruments and Acts.
                         ----------------------------

          Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                             [END OF ARTICLE III]

                                  ARTICLE IV

                          SATISFACTION AND DISCHARGE

          Section 4.01.  Satisfaction and Discharge of this Indenture.
                         --------------------------------------------

          This Indenture shall cease to be of further effect with respect to the Notes of any Series except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) the rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.03, 3.07, 3.08, 3.11, 12.16 and 3.12, (e) the rights and
             -------------  ----  ----  ----  -----     ----
immunities of the Indenture Trustee hereunder, including the rights of the Indenture Trustee under Section 6.07, and the obligations of the Indenture
                        ------------
Trustee under Section 4.02, and (f) the rights of Noteholders as beneficiaries
              ------------
hereof with respect to the property so deposited with the Indenture Trustee and payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Notes when:

          (i)  either

               (A) all Notes of such Series theretofore authenticated and delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced, or paid as provided in Section
                                                                      -------
          2.06, and (2) Notes for whose full payment money has theretofore been
          ----
          deposited in trust or segregated and held in trust by the Indenture Trustee thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture
                         ------------
          Trustee for cancellation; or

               (B) all Notes of such Series not theretofore delivered to the Indenture Trustee for cancellation:

                   (1)  have become due and payable;

                   (2) will become due and payable at the Series Final Maturity Date for such Class or Series of Notes; or

                   (3) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer;

          and the Issuer, in the case of (1), (2) or (3) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due at the Series Final Maturity Date for such Class or Series of Notes or the Redemption Date (if Notes shall have been called for redemption pursuant to the related Indenture Supplement), as the case may be;

          (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

          (iii) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section
                                                                     -------
     12.01(a) and each stating that all conditions precedent herein provided for
     --------
     relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Indenture Trustee under Section 6.07 and of the
                                                         ------------
Indenture Trustee to the Noteholders under Section 4.02 shall survive.
                                           ------------

          Section 4.02.  Application of Trust Money.
                         --------------------------

          All monies deposited with the Indenture Trustee pursuant to Section
                                                                      -------
4.01 hereof shall be held in trust and applied by it, in accordance with the
----
provisions of the Notes, this Indenture and the applicable Indenture Supplement, to make payments, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Noteholders and for the payment in respect of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Transfer and Servicing Agreement or required by law.

                              [END OF ARTICLE IV]

                                   ARTICLE V

                  AMORTIZATION EVENTS, DEFAULTS AND REMEDIES

          Section 5.01.  Amortization Events.
                         -------------------

          If any one of the following events (each, a "Trust Amortization
                                                       ------------------
Event") shall occur:
-----

               (a) the occurrence of an Insolvency Event as defined in Section
                                                                       -------
     6.01 of the Transfer and Servicing Agreement relating to the Transferor or,
     ----
     unless the Rating Agency Condition is satisfied with respect to the deletion of the Bank or other Account Owner from this subsection, the occurrence of an Insolvency Event relating to the Bank or other Account Owner;

               (b) a Transfer Restriction Event shall occur; or

               (c) the Trust shall become subject to regulation by the Securities and Exchange Commission as an "investment company" within the meaning of the Investment Company Act;

          then an Amortization Event with respect to all Series of Notes shall occur without any notice or other action on the part of the Indenture Trustee or the Noteholders immediately upon the occurrence of such event.

          Upon the occurrence of an Amortization Event, an Amortization Period or, if so specified on the related Indenture Supplement, an Accumulation Period shall commence and payment on the Notes of each Series will be made in accordance with the terms of the related Indenture Supplement.

          Section 5.02.  Events of Default.
                         -----------------

          "Event of Default," wherever used herein, means any one of the
           ----------------
following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) default in the payment of the principal of any Note, if and to the extent not previously paid, when the same becomes due and payable on its Series Final Maturity Date; or

               (b) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of 35 days; or

               (c) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Issuer or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (d) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment of or the taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator or similar official of the Issuer, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay, or the admission in writing by the Issuer of its inability to pay, its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing; or

               (e) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant, or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), and such default shall continue or not be cured for a period of 60 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes of any affected Series, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or
                            -----------------

               (f) any other Events of Default described in the related Indenture Supplement.

          The Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

          Section 5.03.  Acceleration of Maturity; Rescission and Annulment.
                         --------------------------------------------------

          If an Event of Default described in (i) subsections 5.02 (a), (b), (e)
                                                  --------------------  ---  ---
or (f) should occur and be continuing, then the Indenture Trustee or the Holders
   ---
of Notes representing not less than a majority of the Outstanding Amount of each affected Series of the Notes may and (ii) subsections 5.02(c) or (d) should
                                          -------------------    ---
occur and be continuing the Indenture Trustee shall declare all the Notes of such Series to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if declared by Noteholders), and upon any such declaration the Revolving Period (or, if applicable, any other period of principal payment or accumulation other than an Early Amortization Period (as such term is defined in the related Indenture Supplements)) with respect to such Series shall terminate, an Early Amortization Period (as such term is defined in the related Indenture Supplements) will commence and the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

          At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes of such Series, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences with respect to such Series.

          No such rescission shall affect any subsequent default or impair any right consequent thereto.

          Section 5.04.  Collection of Indebtedness and Suits for Enforcement by
                         -------------------------------------------------------
Indenture Trustee.
-----------------

          (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of 35 days following the date on which such interest became due and payable, or (ii) default is made in the payment of principal of any Note, if and to the extent not previously paid, when the same becomes due and payable on its Series Final Maturity Date, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes of the affected Series, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, interest upon overdue installments of interest, at the applicable Note Interest Rate borne by the Notes of such Series, and in addition thereto will pay such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

          (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

          (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.05, in its discretion,
                                              ------------
proceed to protect and enforce its rights and the rights of the Noteholders of the affected Series, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

          (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes of the affected Series, or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, conservator, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator, custodian or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes of such Series, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.04, shall be entitled
                                              ------------
and empowered, by intervention in such Proceedings or otherwise:

              (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes of such Series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders of such Series allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes of such Series in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

               (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders of such Series and of the Indenture Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes of such Series allowed in any judicial Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, conservator, liquidator, custodian, assignee, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

          (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Holders of the Notes of the affected Series as provided herein.

          (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes of the affected Series, and it shall not be necessary to make any such Noteholder a party to any such Proceedings.

          Section 5.05.  Remedies; Priorities.
                         --------------------

          (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may do one or more of the following:

               (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes of the affected Series or under this

     Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

               (ii) take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes of the affected Series;

               (iii) at its own election or at the direction of the Holders of a majority of the Outstanding Amount of the Notes of any affected Series, institute foreclosure Proceedings from time to time with respect to the portion of the Collateral which secures such Notes by causing the Trust to sell to a Permitted Assignee Principal Receivables from the related Pool in an amount equal to the Invested Amount with respect to the accelerated Series of Notes and the related Finance Charge and Administrative Receivables in accordance with Section 5.16 hereof, but only if the
                                    ------------
     Indenture Trustee determines that the proceeds of such sale will be sufficient to pay principal of and interest on such Notes in full;

               (iv) at the direction of not less than 66 2/3% of the Outstanding Amount of each Class of the Notes of such Series, institute foreclosure Proceedings from time to time with respect to the portion of the Collateral which secures such Notes, regardless of the sufficiency of the proceeds thereof, by causing the Trust to sell to a Permitted Assignee Principal Receivables from the related Pool in an amount equal to the Invested Amount with respect to the accelerated Series of Notes and the related Finance Charge and Administrative Receivables in accordance with
     Section 5.16 hereof (each of the actions described in clauses (iii) and
     ------------
     (iv) a "Foreclosure Remedy");
             ------------------

     In determining such sufficiency or insufficiency with respect to clause
(iii) and (iv), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

          (b) If the Indenture Trustee collects any money or property pursuant to this Article V following the acceleration of the maturities of the Notes of
        ---------
the affected Series pursuant to Section 5.03 (so long as such declaration shall
                                ------------
not have been rescinded or annulled), it shall pay out the money or property in the following order:

          FIRST:    to the Indenture Trustee for amounts due pursuant to Section
                                                                         -------
6.07;
----

          SECOND:   if HFC or an Affiliate of HFC is no longer the Servicer, to the Servicer for amounts due and unpaid to such Servicer with respect to the Servicing Fee;

          THIRD:    to Holders of the Notes of such Series for amounts due and unpaid on such Notes for interest, ratably, without preference or priority of any kind (except to the extent different priorities are established for a Series in the applicable Indenture Supplement), according to the amounts due and payable on such Notes for interest;

          FOURTH:   to Holders of the Notes of such Series for amounts due and unpaid on such Notes for principal, ratably, without preference or priority of any kind (except to the extent different priorities are established for a Series in the applicable Indenture Supplement), according to the amounts due and payable on such Notes for principal;

          FIFTH:    to the Servicer for amounts due and unpaid to such Servicer with respect to the Servicing Fee and then to the Administrator for amounts due and unpaid to the Administrator with respect to the Administration Fee; and

          SIXTH:    to the Owner Trustee for distribution pursuant to subsection
                                                                      ----------
2.11 of the Trust Agreement.
----

          (c) The Indenture Trustee may, upon notification to the Issuer, fix a record date and payment date for any payment to Noteholders of the affected Series pursuant to this Section. At least fifteen (15) days before such record date, the Indenture Trustee shall mail or send by facsimile to each such Noteholder a notice that states the record date, the payment date and the amount to be paid.

          (d) In addition to the application of money or property referred to in subsection 5.05(b) for an accelerated Series, amounts then held in the
   ------------------
Collection Account, Special Funding Account or any Series Accounts for such Series and any amounts available under the Series Enhancement for such Series shall be used to make payments to the Holders of the Notes of such Series and the Series Enhancer for such Series in accordance with the terms of this Indenture, the related Indenture Supplement and the Series Enhancement for such Series. Following the sale of the Collateral (or portion thereof) for a Series and the application of the proceeds of such sale to such Series and the application of the amounts then held in the Collection Account, the Special Funding Account and any Series Accounts for such Series as are allocated to such Series and any amounts available under the Series Enhancement for such Series, such Series shall no longer be entitled to any allocation of Collections or other property constituting the Collateral under this Indenture, and the Notes of such Series shall no longer be Outstanding.

          Section 5.06.  Optional Preservation of the Collateral.  If the Notes
                         ---------------------------------------
of any Series have been declared to be due and payable under Section 5.03
                                                             ------------
following an Event of Default and such declaration and its consequences have not been rescinded and annulled, and the Indenture Trustee has not received direction from the Noteholders pursuant to Section 5.12, the Indenture Trustee
                                           ------------
may, but need not, elect to maintain possession of the Collateral. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

          Section 5.07.  Limitation on Suits.
                         -------------------

          No Noteholder shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (a) the Holders of not less than 25% of the Outstanding Amount of each affected Series of Notes have made written request to the Indenture Trustee to institute such proceeding in its own name as indenture trustee;

               (b) such Noteholder or Noteholders has previously given written notice to the Indenture Trustee of a continuing Event of Default;

               (c) such Noteholder or Noteholders has offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

               (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by a majority of the Outstanding Amount of the Notes of such Series;

it being understood and intended that no one or more Noteholders of the affected Series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders of such Series or to obtain or to seek to obtain priority or preference over any other Noteholders of such Series or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Noteholders of such Series.

          In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders of such affected Series, each representing less than a majority of the Outstanding Amount of such Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

          Section 5.08.  Unconditional Rights of Noteholders to Receive
                         ----------------------------------------------
Principal and Interest.
----------------------

          Notwithstanding any other provision in this Indenture, each Noteholder shall have the right which is absolute and unconditional to receive payment of the principal of and interest in respect of such Note as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

          Section 5.09.  Restoration of Rights and Remedies.
                         ----------------------------------

          If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

          Section 5.10.  Rights and Remedies Cumulative.
                         ------------------------------

          No right, remedy, power or privilege herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right, remedy, power or privilege, and every right, remedy, power or privilege shall, to the extent permitted by law, be cumulative and in addition to every other right, remedy, power or privilege given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or exercise of any right or remedy shall not preclude any other further assertion or the exercise of any other appropriate right or remedy.

          Section 5.11.  Delay or Omission Not Waiver.
                         ----------------------------

          No failure to exercise and no delay in exercising, on the part of the Indenture Trustee or of any Noteholder or other Person, any right or remedy occurring hereunder upon any Event of Default shall impair any such right or remedy or constitute a waiver thereof of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

          Section 5.12.  Rights of Noteholders to Direct Indenture Trustee.
                         -------------------------------------------------

          A majority of the Outstanding Amount of any Outstanding Series of Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes; provided, however, that subject to Section 6.01:
                                                              ------------

               (a) the Indenture Trustee shall have the right to decline any such direction if the Indenture Trustee, after being advised by counsel, determines that the action so directed is in conflict with any rule of law or with this Indenture, and

               (b) the Indenture Trustee shall have the right to decline any such direction if the Indenture Trustee in good faith shall, by a Responsible Officer of the Indenture Trustee, determine that the Proceedings so directed would be illegal or involve the Indenture Trustee in personal liability or be unjustly prejudicial to the Noteholders not parties to such direction.

          Section 5.13.  Waiver of Past Defaults.
                         -----------------------

          Prior to the declaration of the acceleration of the maturity of the Notes of the affected Series as provided in Section 5.03, a majority of the
                                            ------------
Outstanding Amount of such Notes may, on behalf of all such Noteholders waive in writing any past default with respect to such Notes and its consequences, except a default:

               (a) in the payment of the principal or interest in respect of any Note of such Series, or

               (b)  in respect of a covenant or provision hereof that under
     Section 10.02 hereof cannot be modified or amended without the consent of
     -------------
     the Noteholder of each Outstanding Note affected.

          Upon any such written waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. After a declaration of acceleration, only waivers pursuant to Section 5.03 are
                                                      ------------
permitted.

          Section 5.14.  Undertaking for Costs.
                         ---------------------

          All parties to this Indenture agree, and each Noteholder by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders, (in compliance with Section 5.08 hereof),
                                                         ------------
holding in the aggregate more than 10% of the Outstanding Amount of the Notes of the affected Series, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal or interest in respect of any Note on or after the Distribution Date on which any of such amounts was due (or, in the case of redemption, on or after the applicable Redemption Date).

          Section 5.15.  Waiver of Stay or Extension Laws.
                         --------------------------------

          The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may adversely affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          Section 5.16.  Sale of Receivables.
                         -------------------

          (a) The method, manner, time, place and terms of any sale of Receivables (or interest therein) pursuant to Section 5.05(a) shall be
                                              ---------------
commercially reasonable. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any sale.

          (b) The Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer in connection with any sale of Receivables pursuant to Section 5.05(a)(iii) and (iv). No purchaser or transferee at any
            --------------------     ----
such sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          (c)  In its exercise of the Foreclosure Remedy pursuant to Section
                                                                     -------
5.05(a), the Indenture Trustee shall solicit bids from Permitted Assignees for
-------
the sale of Principal Receivables in an amount equal to the Invested Amount with respect to the affected Series of Notes at the time of sale and the related Finance Charge and Administrative Receivables (or interests therein). The Transferor or any of its affiliates (other than Household Receivables Acquisition Company II ) who are Permitted Assignees shall be entitled to participate in, and to receive from the Indenture Trustee a copy of each other bid submitted in connection with, such bidding process; provided that (a) at least one participant other than the Transferor and any of its affiliates must submit a bona fide offer, and (b) the Transferor and any of its affiliates are prohibited from bidding an amount which exceeds fair value for the transferred assets. The Indenture Trustee shall sell such Receivables (or interests therein) to the bidder with the highest cash purchase offer. The proceeds of any such sale shall be applied in accordance with Section 5.05(b).
                                                  ---------------

          Section 5.17.  Action on Notes.
                         ---------------

          The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the

Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied as specified in the applicable Indenture Supplement.

                              [END OF ARTICLE V]

                                  ARTICLE VI

                             THE INDENTURE TRUSTEE

          Section 6.01.  Duties of the Indenture Trustee.
                         -------------------------------

          (a) If an Event of Default has occurred and is continuing and a Trustee Officer shall have actual knowledge or written notice of such Event of Default, the Indenture Trustee shall, prior to the receipt of directions, if any, from not less than a majority of the Outstanding Amount of the Notes or as otherwise provided herein in the case of certain directions, exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b)  Except during the continuance of an Event of Default:

          (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

          (ii) in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, the Indenture Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee which are specifically required to be furnished pursuant to any provision of this Indenture or any Indenture Supplement, shall examine them to determine whether they substantially conform to the requirements of this Indenture or any Indenture Supplement. The Indenture Trustee shall give prompt written notice to the Noteholders and each Rating Agency of any material lack of conformity of any such instrument to the applicable requirements of this Indenture or any Indenture Supplement discovered by the Indenture Trustee which would entitle a majority of the Outstanding Amount of the Notes to take any action pursuant to this Indenture or any Indenture Supplement.

          (c) In case an Amortization Event has occurred and is continuing and a Trustee Officer shall have actual knowledge or written notice of such Amortization Event, the Indenture Trustee shall, prior to the receipt of directions, if any, from a majority of the Outstanding Amount of the Notes, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (d) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;
        --------------

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Trustee Officer, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Indenture Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the Indenture and/or the direction of a majority of the Outstanding Amount of the Notes of each outstanding Series of Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or for exercising any trust or power conferred upon the Indenture Trustee, under this Indenture. The Indenture Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Servicer, the Transferor or the Trust in compliance with the terms of this Agreement.

          (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (f) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to subsections (a), (b), (c) and (d) of this
                                ---------------  ---  ---     ---
Section.

          (g) Except as expressly provided in this Indenture, the Indenture Trustee shall have no power to vary the Collateral, including, without limitation, by (i) accepting any substitute payment obligation for a Receivable initially transferred to the Trust under the Transfer and Servicing Agreement,
(ii) adding any other investment, obligation or security to the Trust or (iii) withdrawing from the Trust any Receivable (except as otherwise provided in the Transfer and Servicing Agreement).

          (h) The Indenture Trustee shall have no responsibility or liability for investment losses on Eligible Investments.

          (i) The Indenture Trustee shall notify each Rating Agency (i) of any change in any rating of the Notes by any other Rating Agency of which a Trust Officer of the Indenture Trustee has actual knowledge, and (ii) immediately of the occurrence of any actual or potential Event of Default or Amortization Event of which a Trust Officer of the Indenture Trustee has actual knowledge or has actual notice from the Servicer and (iii) monthly that no Events of Default have occurred and are continuing.

          (j) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default, Amortization Event or Servicer Default unless a Trustee Officer assigned to and working in the Corporate Trust Office of the Indenture Trustee has actual knowledge thereof or has received written notice thereof. For purposes of determining the Indenture Trustee's responsibility and liability hereunder, any reference to an Event of Default, Amortization Event or Servicer Default shall be construed to refer only to such event of which the Indenture Trustee is deemed to have notice as described in this Section.

          Section 6.02.  Notice of Amortization Event or Event of Default.
                         ------------------------------------------------

          Upon the occurrence of any Amortization Event or Event of Default of which a Trustee Officer has actual knowledge or has received notice thereof, the Indenture Trustee shall transmit by mail to all Noteholders as their names and addresses appear on the Note Register and the Rating Agencies, notice of such Amortization Event or Event of Default hereunder known to the Indenture Trustee within 30 days after it occurs or within ten Business Days after it receives such notice or obtains actual notice, if later.

          Section 6.03.  Rights of Indenture Trustee.
                         ---------------------------

          Except as otherwise provided in Section 6.01 hereof:
                                          ------------

          (a) the Indenture Trustee may conclusively rely and shall fully be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of the Issuer. The Issuer shall provide a copy of such Officer's Certificate to the Noteholders at or prior to the time the Indenture Trustee receives such Officer's Certificate;

          (c) as a condition to the taking, suffering or omitting of any action by it hereunder, the Indenture Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in-good faith and in reliance thereon;

          (d) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (e) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer and the Servicer, personally or by agent or attorney;

          (f) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Indenture Trustee shall not be responsible for (i) any misconduct or negligence on the part of any agent, attorney, custodians or nominees appointed with due care by it hereunder or (ii) the supervision of such agents, attorneys, custodians or nominees after such appointment with due care;

          (g) the Indenture Trustee shall not be liable for any actions taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights conferred upon the Indenture Trustee by this Indenture; and

          (h) in the event that the Indenture Trustee is also acting as Paying Agent and Transfer Agent and Registrar, the rights and protections afforded to the Indenture Trustee pursuant to this Article VI shall also be afforded to such Paying Agent and Transfer Agent and Registrar.

          Section 6.04.  Not Responsible for Recitals or Issuance of Notes.
                         -------------------------------------------------

          The recitals contained herein and in the Notes, except the certificate of authentication of the Indenture Trustee, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of the Agreement, the Notes, or any related document. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds from the Notes.

          Section 6.05.  May Hold Notes.
                         --------------

          The Indenture Trustee, any Paying Agent, Transfer Agent and Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Transfer Agent and Registrar or such other agent.

          Section 6.06.  Money Held in Trust.
                         -------------------

          Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds held by the Indenture Trustee in trust hereunder except to the extent required herein or required by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing by the Indenture Trustee and the Issuer.

          Section 6.07.  Compensation, Reimbursement and Indemnification.
                         -----------------------------------------------

          Pursuant to the Transfer and Servicing Agreement, the Issuer shall direct the Servicer to pay and the Servicer shall pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. Pursuant to the Transfer and Servicing Agreement, the Servicer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. Pursuant to the Transfer and Servicing Agreement, the Issuer shall direct the Servicer to indemnify and the Servicer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including the fees of either in-house counsel or outside counsel (which the Indenture Trustee shall determine), but not both) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided. Pursuant to the Transfer and Servicing Agreement, the Servicer shall defend any claim against the Indenture Trustee, the Indenture Trustee may have separate counsel and, if it does, the Servicer shall pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

          The Servicer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in
Section 5.02(c) or (d) with respect to the Issuer, the expenses are intended to
---------------    ---
constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

          Section 6.08.  Replacement of Indenture Trustee.
                         --------------------------------

          No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section. The Indenture Trustee may resign at any time by giving 30 days' written notice to the Issuer. A majority of the Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Owner Trustee at the direction of the Transferor shall remove the Indenture Trustee if:

               (i)       the Indenture Trustee fails to comply with Section
                                                                    -------
     6.11;
     ----

               (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

               (iii) a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer takes charge of the Indenture Trustee or its property or its affairs for the purpose of rehabilitation, conservation or liquidation; or

               (iv) the Indenture Trustee otherwise becomes legally unable to act.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Owner Trustee at the direction of the Transferor shall promptly appoint a successor Indenture Trustee.

          A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Issuer and to the Administrator. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

          If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of the Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          If the Indenture Trustee fails to comply with Section 6.11, any
                                                        ------------
Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

          Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the
                                             ------------
benefit of the retiring Indenture Trustee.

          Section 6.09.  Successor Indenture Trustee by Merger.
                         -------------------------------------

          If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The
                                                            ------------
Indenture Trustee shall provide the Rating Agencies written notice of any such transaction promptly after such transaction.

          In case at the time such successor or successors by merger, conversion, consolidation or transfer to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee and deliver such Notes so authenticated; and in case at that time any of the Notes in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

          Section 6.10.  Appointment of Co-Indenture Trustee or Separate
                         -----------------------------------------------
Indenture Trustee.
-----------------

          (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11, and no notice to
                                         ------------
Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.
               ------------

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 6.11.  Eligibility; Disqualification.
                         -----------------------------

          The Indenture Trustee shall at all times satisfy the requirements of TIA (S)310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and its long-term unsecured debt shall be rated at least Baa3 by Moody's, BBB- by Standard & Poor's and BBB- by Fitch. The Indenture Trustee shall comply with TIA (S)310(b), including the optional provision permitted by the second sentence of TIA (S)310(b)(9); provided, however, that there shall be excluded from the operation of TIA (S)310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA (S)310(b)(1) are met.

          Section 6.12.  Preferential Collection of Claims Against.  The
                         -----------------------------------------
Indenture Trustee shall comply with TIA (S)311(a), excluding any creditor relationship listed in TIA (S)311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA (S)311(a) to the extent indicated.

          Section 6.13.  Tax Returns.
                         -----------

          In the event the Trust shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared such tax returns and shall provide such tax returns to the Owner Trustee for signature at least five days before such tax returns are due to be filed. The Servicer, in accordance with the terms of each Indenture Supplement, shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders and shall deliver such information to the Owner Trustee at least five days prior to the date it is required by law to be distributed to Noteholders. The Owner Trustee, upon request, will furnish the Servicer with all such information known to the Owner Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute such returns. In no event shall the Owner Trustee be liable for any liabilities, costs or expenses of the Trust or any Noteholder arising under any tax law, including without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto arising from a failure to comply therewith).

          Section 6.14.  Representations and Covenants of the Indenture Trustee.
                         ------------------------------------------------------

          The Indenture Trustee represents, warrants and covenants that:

               (a) The Indenture Trustee is a national banking association duly organized and validly existing under the laws of the United States;

               (b) The Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and other Transaction Documents to which it is a party; and

               (c) Each of this Indenture and other Transaction Documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.

          Section 6.15.  Custody of the Collateral.
                         -------------------------

          The Indenture Trustee shall hold such of the Collateral as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of Minnesota. The Indenture Trustee shall hold such of the Collateral as constitutes investment property through the Securities Intermediary, and Wells Fargo Bank Minnesota, National Association as the initial Securities Intermediary hereby agrees (and any successor Securities Intermediary before being appointed as Securities Intermediary shall agree) with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such Securities Intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account,
(c) all property credited to such securities account shall be treated as financial assets, (d) such Securities Intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such Securities Intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such Securities Intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement (including this agreement by Wells Fargo Bank Minnesota, National Association as the initial Securities Intermediary) shall be governed by the laws of the State of New York. Terms used in this Section that are defined in the Minnesota UCC or the New York UCC, as applicable, and not otherwise defined herein shall have the meaning set forth in the Minnesota UCC or the New York UCC, as applicable. Except as permitted by this Section 6.15, the Indenture Trustee shall not hold any part of the Collateral through an agent or nominee.

                              [END OF ARTICLE VI]

                                  ARTICLE VII

         NOTEHOLDERS' LIST AND REPORTS BY INDENTURE TRUSTEE AND ISSUER

          Section 7.01.  Issuer to Furnish Indenture Trustee Names and Addresses
                         -------------------------------------------------------
of Noteholders.
--------------

          The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) upon each transfer of a Note, a list, in such form as the Indenture Trustee may reasonably require, of the names, addresses and taxpayer identification numbers of the Noteholders as they appear on the Note Register as of the most recent Record Date, and (b) at such other times, as the Indenture Trustee may request in writing, within 10 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that for so long as the Indenture Trustee is the Transfer Agent and Registrar, no such list should be required to be furnished.

          Section 7.02.  Preservation of Information; Communications to
                         ----------------------------------------------
Noteholders.
-----------

          (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section
                                                                       -------
7.01 and the names, addresses and taxpayer identification numbers of the
----
Noteholders received by the Indenture Trustee in its capacity as Transfer Agent and Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.
            ------------

          (b) Noteholders may communicate, pursuant to TIA (S)312(b), with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (c) The Issuer, the Indenture Trustee and the Transfer Agent and Registrar shall have the protection of TIA (S)312(c).

          Section 7.03.  Reports by Issuer.
                         -----------------

          (a)  The Issuer shall:

               (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

               (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA (S)313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this

     Section as may be required by rules and regulations prescribed from time to time by the Commission.

          (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

          Section 7.04.  Reports by Indenture Trustee.
                         ----------------------------

          If required by TIA (S)313(a), within 60 days after each March 31 beginning with March 31, 2001, the Indenture Trustee shall mail to each Noteholder as required by TIA (S)313(c) a brief report dated as of such date that complies with TIA (S)313(a). The Indenture Trustee also shall comply with TIA (S)313(b).

          A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

          Section 7.05.  Notices.
                         -------

          All notices required to be given to the Noteholders shall be given by publication at least once, if any Notes are listed on a stock exchange and the rules of such stock exchange shall so require, in a publication meeting the requirements of such stock exchange.

                             [END OF ARTICLE VII]

                                 ARTICLE VIII

                   ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 8.01.  Collection of Money.
                         -------------------

          Except as otherwise expressly provided herein and in the related Indenture Supplement, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it in trust for the Noteholders and shall apply it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under the Transfer and Servicing Agreement or any other Transaction Document, the Indenture Trustee may, and upon the request of the Holders of a majority of the Outstanding Amount of the Notes shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Amortization Event or a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article V hereof.

          Section 8.02.  Rights of Noteholders.
                         ---------------------

          The Collateral shall secure the obligations of the Trust to pay to the Holders of the Notes of each Series principal and interest and other amounts payable pursuant to this Indenture and the related Indenture Supplement. Except as specifically set forth in the Indenture Supplement with respect thereto, the Notes of any Series or Class shall not have the right to payment from any Series Account or Series Enhancement allocated for the benefit of any other Series or Class.

          Section 8.03.  Establishment of Collection Account and Special Funding
                         -------------------------------------------------------
Account.
-------

          The Servicer, for the benefit of the Noteholders, shall establish and maintain for each Pool with the Indenture Trustee or its nominee in the name of the Indenture Trustee, on behalf of the Trust, a Qualified Account (including any subaccount thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Noteholders relating to such Pool (the "Collection Account"). Where the Indenture or any
                            ------------------
Indenture Supplement employs the term "Collection Account" such reference shall implicitly refer to the "Collection Account" of the related Pool, unless explicitly otherwise provided. The Indenture Trustee shall possess all right, title and interest in all monies, instruments, investment property, documents, certificates of deposit and other property credited from time to time to the Collection Account and in all proceeds, earnings, income, revenue, dividends and distributions thereof for the benefit of the Noteholders.

          Each Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders relating to such Pool. Except as expressly provided in this Indenture and the Transfer and Servicing Agreement, the Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Indenture Trustee, the Trust, any Noteholder or any Series Enhancer. If, at any time, the Collection Account ceases to be a Qualified Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Collection Account meeting the conditions specified above, transfer any monies, documents, instruments, investment property, certificates of deposit and other property to such new Collection Account and from the date such new Collection Account is established, it shall be the "Collection Account." Pursuant to the authority granted
 ------------------
to the Servicer in subsection 3.01(b) of the Transfer and Servicing Agreement,
                   ------------------
the Servicer shall have the power to instruct the Indenture Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's or the Indenture Trustee's duties hereunder and under the Transfer and Servicing Agreement, as applicable. The Servicer shall reduce deposits into the Collection Account payable by the Transferor on any Deposit Date to the extent the Transferor is entitled to receive funds from the Collection Account on such Deposit Date, but only to the extent such reduction would not reduce the Transferor Amount to an amount less than the Required Transferor Amount.

          Funds on deposit in the Collection Account (other than investment earnings and amounts deposited pursuant to Sections 2.06, 6.01, or 7.01 of the
                                           -------------  ----     ----
Transfer and Servicing Agreement or Section 11.02 of this Agreement) shall at
                                    -------------
the written direction of the Servicer be invested by the Indenture Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders pursuant to Section 6.15. Investments of funds representing Collections collected during any Due Period shall be invested in Eligible Investments that will mature so that such funds will be available no later than the close of business on each monthly Transfer Date following such Due Period in amounts sufficient to the extent of such funds to make the required distributions on the following Distribution Date. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee may sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. Unless directed by the Servicer, funds deposited in the Collection Account on a Transfer Date with respect to the immediately succeeding Distribution Date are not required to be invested overnight. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be paid to the Transferor, except as otherwise specified in any Indenture Supplement. The Indenture Trustee shall bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this Section nor for the selection of Eligible Investments in accordance with the provisions of this Indenture and any Indenture Supplement.

          The Servicer, for the benefit of the Noteholders with respect to a particular Pool, shall establish and maintain with the Indenture Trustee or its nominee in the name of the Indenture Trustee, on behalf of the Trust, a Qualified Account (including any subaccounts thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Noteholders relating to such Pool (the "Special Funding
                                                               ---------------
Account").  The Indenture Trustee shall possess all right, title and interest in
-------
all monies, instruments, investment property, documents, certificates of deposit and other property credited from time to time to the Special Funding Account and in all proceeds, dividends distributions, earnings, income and revenue thereof for the benefit of the Noteholders. The Special Funding Account with respect to a Pool shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders relating to such Pool. Except as expressly provided in this Indenture and the Transfer and Servicing Agreement, the Servicer shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds and other property held in the Special Funding Account for any amount owed to it by the Indenture Trustee, the Trust, any Noteholder or any Series Enhancer. If, at any time, the Special Funding Account ceases to be a Qualified Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Special Funding Account meeting the conditions specified above, transfer any monies, documents, instruments, investment property, certificates of deposit and other property to such new Special Funding Account and from the date such new Special Funding Account is established, it shall be the "Special Funding
                                                         ---------------
Account."  Where this Indenture or any Indenture Supplement employs the term
-------
"Special Funding Account" such reference shall implicitly refer to the "Special Funding Account" of the related Pool, unless explicitly otherwise provided. Upon deposit of funds into the Special Funding Account, the Servicer shall provide written notice of the allocation of any funds deposited to the Special Funding Account to a particular Pool.

          Funds on deposit in the Special Funding Account shall at the written direction of the Servicer be invested by the Indenture Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders pursuant to
Section 6.15. Funds on deposit in the Special Funding Account on any Distribution Date will be invested in Eligible Investments that will mature so that such funds will be available no later than the close of business on the Transfer Date following such Due Period. No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Indenture Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, at the written direction of the Servicer, if such sale, liquidation or disposal would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. Unless directed by the Servicer, funds deposited in the Special Funding Account on a Transfer Date with respect to the immediately succeeding Distribution Date are not required to be invested overnight. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Special Funding Account shall be treated as Collections of Finance Charge Receivables of the related Pool with respect to the last day of the related Due Period except as otherwise specified in the related Indenture Supplement. On each Business Day on which funds are on deposit in the Special Funding Account and on which no Series with respect to the related Pool is in an Accumulation Period or Amortization Period, the Servicer shall determine the amount (if any) by which the Transferor Amount with respect to such Pool exceeds the Required Transferor Amount with respect to such Pool on such date and shall instruct the Indenture Trustee to withdraw any such excess from the Special Funding Account and pay such amount to the holders of the Transferor Certificates. If (i) an Accumulation Period or Amortization Period has commenced and is continuing with respect to one or more outstanding Series with respect to the related Pool, any funds on deposit in the Special Funding Account shall be treated as Shared Principal Collections with respect to such Pool and shall be allocated and distributed in accordance with Section 8.05 and the terms of each Indenture
                               ------------
Supplement and (ii) the Servicer determines, based upon the yield of Special Funding Account investments during the previous Due Period, that by decreasing the amount on deposit in the Special Funding Account, any Series relating to such Pool then outstanding which is issued pursuant to an Indenture Supplement which permits partial amortization as provided in this Section 8.03 may be
                                                       ------------
prevented from experiencing an Amortization Event based upon insufficiency of yield, the Servicer shall on the next succeeding Distribution Date instruct the Indenture Trustee in writing to apply funds on deposit in the Special Funding Account as "Partial Amortization SFA Amounts" to such Series (and if more than
            --------------------------------
one such Series, to each on a pro rata basis according to each such Invested Amount) in an amount such that the Special Funding Account is reduced to an amount which, based on the then current investment yield, would not cause a yield insufficiency Amortization Event for any such Series then outstanding. In addition, the Servicer shall instruct the Indenture Trustee in writing to apply funds on deposit in the Special Funding Account to each such Series on such pro rata basis as Partial Amortization SFA Amounts on any Distribution Date to the extent the Seller so determines in written instructions provided to the Servicer on or prior to the Determination Date preceding such Distribution Date.

          Section 8.04.  Collections and Allocations.
                         ---------------------------

          (a) The Servicer will instruct the Indenture Trustee to apply all funds on deposit in the Collection Account as described in this Article VIII and in each Indenture Supplement. Except as otherwise provided below, the Servicer shall deposit Collections received with respect to a particular Pool into the Collection Account for such Pool as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following the Date of Processing. Subject to the express terms of any Indenture Supplement, but notwithstanding anything else in this Indenture or the Transfer and Servicing Agreement to the contrary, for so long as any of the following conditions are satisfied: (i) Household Finance Corporation remains the Servicer and maintains a commercial paper rating of not less than A-1 by Standard & Poor's, P-1 by Moody's and F-1 by Fitch, (ii) Household Finance Corporation remains the Servicer, no Amortization Event, Reinvestment Event or Event of Default shall have occurred, Household International maintains a commercial paper rating of not less than A-1 by Standard & Poor's, P-1 by Moody's and F-1 by Fitch, Household Finance Corporation remains a wholly-owned subsidiary of Household International (directly or indirectly) and, in the event that there is any material change in the financing relationship between Household Finance Corporation and Household International, (A) Household Finance Corporation shall have notified each Rating Agency and (B) the Rating Agency Condition shall be satisfied with respect to such material change, or (iii) any other arrangements are made such that the Rating Agency Condition is satisfied with respect thereto, and for five Business Days following any reduction of any such rating or change in ownership, the Servicer need not make the daily deposits of Collections into the Collection Account as provided in the preceding sentence, but may make a single deposit in the Collection Account in immediately available funds not later than 1:00 p.m., New York City time, on the Distribution Date following the Due Period with respect to which such deposit relates. Subject to the first proviso in Section 8.05, but notwithstanding
                                          ------------
anything else in this Indenture or the Transfer and Servicing Agreement to the contrary, with respect to any Due Period, whether the Servicer is required to make deposits of Collections pursuant to the first or the second preceding sentence, (i) the Servicer will only be required to deposit Collections into the Collection Account up to the aggregate amount of Collections required to be deposited into any Series Account or, without duplication, distributed on or prior to the related Distribution Date to Noteholders or to any Series Enhancer pursuant to the terms of any Indenture Supplement or Enhancement Agreement and
(ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to direct the Indenture Trustee to withdraw the excess from the Collection Account and pay such amount pursuant to the terms of the Transaction Documents. Subject to the immediately preceding sentence, the Servicer may retain its Servicing Fee with respect to a Series and shall not be required to deposit it in the Collection Account.

          (b) Collections of Finance Charge and Administrative Receivables, Principal Receivables and Defaulted Receivables will be allocated to each Series of Notes and to the Owner Trustee for distribution to the holders of the Transferor Certificates (pursuant to the Trust Agreement) in accordance with this Article VIII and each Indenture Supplement, and amounts so allocated to any Series will not, except as specified in the related Indenture Supplement, be available to the Noteholders of any other Series. Allocations of the foregoing amounts between the Holders of the Notes and the Holders of the Transferor Certificates, among the Series and among the Classes in any Series, shall be set forth in the related Indenture Supplement or Indenture Supplements.

          On each Determination Date, after the amounts of all allocations have been determined (i) with respect to all outstanding Series and (ii) as provided for in any applicable Indenture Supplement, the Servicer may, with the consent of each Transferor, allocate any excess Collections which would otherwise be payable to the Transferor at such Transferor's direction to one or more of the outstanding Series subject to the following conditions:

          (i) on or before the fifth Business Day immediately preceding such allocation, the Servicer shall have given the Indenture Trustee and each Rating Agency notice of such allocation;

          (ii) the Rating Agency Condition shall have been satisfied with respect to such allocation; and

          (iii) the Servicer shall have delivered to the Indenture Trustee an Officer's Certificate, dated the date of such allocation, to the effect that the Servicer reasonably believes that such allocation will not have an Adverse Effect.

          Section 8.05.  Shared Principal Collections and Shared Transferor
                         --------------------------------------------------
Principal Collections.
---------------------

          (a) On each Distribution Date, (a) the Servicer shall allocate Shared Principal Collections (as described below) to each Principal Sharing Series within a particular Principal Sharing Group, pro rata, in proportion to the Principal Shortfalls, if any, with respect to each such Series and (b) the Servicer shall withdraw from the Collection Account and pay to the Owner Trustee for distribution to the holders of the Transferor Certificates in accordance with the Trust Agreement an amount equal to the excess, if any, of (x) the aggregate amount for all outstanding Series in such Principal Sharing Group of Collections of Principal Receivables which the related Indenture Supplements specify are to be treated as "Shared Principal Collections" (including the net
                              ----------------------------
proceeds from any New Issuance as provided in Section 2.12(e)) for such
                                              ---------------
Distribution Date over (y) the aggregate amount for all outstanding Series in such Principal Sharing Group which the related Indenture Supplements specify are "Principal Shortfalls" for such Series and for such Distribution Date; provided,
 --------------------
however, that if the Transferor Amount for the related Pool as of such Distribution Date (determined after giving effect to the Principal Receivables transferred to and in the Trust on such date) is less than the Required Transferor Amount, the Servicer will not distribute to the Owner Trustee for distribution to the holders of the Transferor Certificates in accordance with the Trust Agreement any such amounts that otherwise would be distributed to the Owner Trustee for distribution to the holders of the Transferor Certificates in accordance with the Trust Agreement, but shall deposit such funds in the Special Funding Account with respect to such Pool. The Transferor may, at its option, instruct the Indenture Trustee to deposit Shared Principal Collections which are otherwise payable to the Owner Trustee for distribution to the holders of the Transferor Certificates in accordance with the Trust Agreement pursuant to the provisions set forth above into such Special Funding Account.

          (b) The Servicer will determine the amount of Collections of Principal Receivables for any Due Period allocated to the Holders of the Transferor Certificates with respect to any Pool but not due to the Holder of any Supplemental Certificate and other amounts payable to the Transferor with respect to Collections of Principal Receivables with respect to such Pool, regardless of whether such Collections were initially allocated to the Transferor or any Series ("Shared Transferor Principal Collections"). The
                           ---------------------------------------
Servicer will allocate the Shared Transferor Principal Collections to cover any Principal Shortfalls for Series with respect to such Pool that have not been covered out of the Shared Principal Collections allocated to each such Series that has been designated in the applicable Indenture Supplement as being entitled to receive Shared Transferor Principal Collections, and the remaining Shared Transferor Principal Collections will be paid to the Holders of the Transferor Certificates. If Principal Shortfalls remaining after the application of Shared Principal Collections exceed related Shared Transferor Principal Collections for any Due Period, such Shared Transferor Principal Collections will be allocated pro rata among each such Series which in accordance with the Indenture Supplement for such Series; provided, however, the sharing of Shared Transferor Principal Collections among Series will commence only upon the delivery by the Transferor to the Indenture Trustee of an Officer's Certificate to the affect that, in the reasonable judgment of the Transferor, the sharing of Shared Transferor Principal

Collections would not have adverse regulatory implications with respect to the Transferor or any Affiliate thereof and such sharing will continue only until such time, if any, at which the Transferor shall deliver to the Indenture Trustee an Officer's Certificate to the effect that, in the reasonable belief of the Transferor, the continued sharing of Shared Transferor Principal Collections among Series would have adverse regulatory implications with respect to the Transferor or any Affiliate thereof. Following the delivery by the Transferor of such an Officer's Certificate to the Indenture Trustee, there will not be any further sharing of Shared Transferor Principal Collections among Series.

          Section 8.06.  Additional Withdrawals from the Collection Account.
                         --------------------------------------------------

          On or before the Determination Date with respect to any Due Period, the Servicer shall determine the amounts payable to the Bank or any other Account Owner with respect to such Due Period under the applicable Receivables Purchase Agreement in respect of amounts credited to the Collection Account that were not transferred to the Trust hereunder, and the Servicer shall withdraw such amounts from the Collection Account and pay such amount to the Bank or any other Account Owner, as applicable.

          Section 8.07.  Allocation of Collateral to Pools.
                         ---------------------------------

          To the extent so provided in the Indenture Supplement for any Series or in an Indenture Supplement otherwise executed pursuant to Section 10.01,
                                                             -------------
Receivables conveyed to the Trust pursuant to Section 2.01 of the Transfer and
                                              ------------
Servicing Agreement and Receivables or Participation Interests conveyed to the Trust pursuant to Section 2.09 of the Transfer and Servicing Agreement or any
                  ------------
Participation Interest Supplement, and all Collections received with respect thereto may be allocated or applied in whole or in part to one or more Pools as may be provided in such Indenture Supplement, provided, however, that any such allocation or application shall be effective only upon satisfaction of the following conditions:

               (i) on or before the fifth Business Day immediately preceding such allocation, the Servicer shall have given the Indenture Trustee and each Rating Agency written notice of such allocation;

               (ii) the Rating Agency Condition shall have been satisfied with respect to such allocation; and

               (iii) the Servicer shall have delivered to the Indenture Trustee an Officer's Certificate, dated the date of such allocation, to the effect that the Servicer reasonably believes that such allocation will not have an Adverse Effect.

          Any such Indenture Supplement may provide that (i) such allocation to one or more particular Pools may terminate upon the occurrence of certain events specified therein and (ii) that upon the occurrence of any such event, such assets and any Collections with respect thereto, shall be reallocated to other Pools or to all Series, all as shall be provided in such Indenture Supplement.

          Section 8.08a. Reallocation Groups.  Collections of Finance Charge
                         -------------------
and Administrative Receivables and other amounts specified in the Indenture Supplement for each Series in a Reallocation Group shall be reallocated to cover interest and expenses related to each Series in such Group as specified in such Indenture Supplement. The reallocation provisions of the Indenture Supplement for each Series in the same Reallocation Group are required to be identical in all material respects.

          Section 8.08b. Shared Enhancement Groups.  More than one Series in a
                         -------------------------
particular Shared Enhancement Group may share collections of Finance Charge and Administrative Receivables and certain other amounts and share in the same credit enhancement as shall be specified in the Indenture Supplement for each Series in such Group, or, if the sharing is between subseries in the same Series, as shall be specified in the Indenture Supplement for the Series containing each such subseries. Such sharing may take the form, among others, of Classes of Notes of one or more Series in a particular Shared Enhancement Group issued from time to time which are subordinate to other Classes issued at the same or at different times in the same or in different Series in such Group.

          Section 8.08c. Excess Finance Charge Sharing Groups.
                         ------------------------------------

          On each Distribution Date, (a) the Servicer shall allocate Excess Finance Charge and Administrative Collections to each Excess Finance Charge Sharing Series in a particular Excess Finance Charge Sharing Group pro rata, in proportion to the Finance Charge Shortfalls, if any, with respect to each such Series and (b) the Servicer shall withdraw from the collection account and pay to the Transferor an amount equal to the excess, if any, of (i) the aggregate amount for all such outstanding Series of Collections of Finance Charge and Administrative Receivables which the related Indenture Supplements specify are to be treated as "Excess Finance Charge and Administrative Collections" for such
                  ----------------------------------------------------
Distribution Date over (ii) the aggregate amount for all outstanding Series in such group which the related Indenture Supplements specify are "Finance Charge
                                                                --------------
Shortfalls" for such Series and such Distribution Date; provided, however, that
----------
the sharing of Excess Finance Charge and Administrative Collections among Series will continue only until such time, if any, at which the Transferor shall deliver to the Indenture Trustee an Officer's Certificate to the effect that, in the reasonable belief of the Transferor, the continued sharing of Excess Finance Charge and Administrative Collections among Series would have adverse regulatory implications with respect to the Transferor. Following the delivery by the Transferor of such an Officer's Certificate to the Indenture Trustee there will not be any further sharing of Excess Finance Charge and Administrative Collections among Series.

          Section 8.09.  Release of Collateral; Eligible Loan Documents.
                         ----------------------------------------------

          (a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          (b) In order to facilitate the servicing of the Receivables by the Servicer, the Indenture Trustee upon Issuer Order shall authorize the Servicer to execute in the name and on behalf of the Indenture Trustee instruments of satisfaction or cancellation, or of partial or full release or discharge, and other comparable instruments with respect to the Receivables (and the Indenture Trustee shall execute any such documents on request of the Servicer), subject to the obligations of the Servicer under the Transfer and Servicing Agreement.

          (c) The Indenture Trustee shall, at such time as there are no Notes outstanding, release and transfer, without recourse, all of the Collateral that secured the Notes (other than any cash held for the payment of the Notes pursuant to Section 4.02). The Indenture Trustee shall release property from
            ------------
the lien of this Indenture pursuant to this Section only upon receipt of an Issuer Order accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA
(S)(S)314(c) and 314(d)(1) meeting the applicable requirements of Section 12.01.
                                                                  -------------

          (d) Notwithstanding anything to the contrary in this Indenture, the Transfer and Servicing Agreement and the Trust Agreement, immediately prior to the release of any portion of the Collateral or any funds on deposit in the Series Accounts pursuant to this Indenture, the Indenture Trustee shall remit to the Transferor for its own account any funds that, upon such release, would otherwise be remitted to the Issuer.

          Section 8.10.  Opinion of Counsel.
                         ------------------

          The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.09(a),
                                                       ---------------
accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. The Indenture Trustee and counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                             [END OF ARTICLE VIII]

                                  ARTICLE IX

                   DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

          Distributions shall be made to, and reports shall be provided to, Noteholders as set forth in the applicable Indenture Supplement. The identity of the Noteholders with respect to distributions and reports shall be determined according to the immediately preceding Record Date.

                              [END OF ARTICLE IX]

                                   ARTICLE X

                            SUPPLEMENTAL INDENTURES

          Section 10.01.  Supplemental Indentures Without Consent of
                          ------------------------------------------
Noteholders.
-----------

          (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies and upon satisfaction of the Rating Agency Condition with respect to the Notes of all Series, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

               (ii)   to evidence the succession, in compliance with
     Section 3.11 hereof, of another person to the Issuer, and the assumption by
     ------------
     any such successor of the covenants of the Issuer herein and in the Notes contained;

               (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

               (v) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI;

               (vi) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary, as evidenced by an Opinion of Counsel, to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

               (vii) to provide for the issuance of one or more new Series of Notes, in accordance with the provisions of Section 2.12 hereof; or
                                                 ------------

               (viii) to provide for the termination of any interest rate swap agreement or other form of credit enhancement in accordance with the provisions of the related Indenture Supplement;

provided, however, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, without the consent of the Holders of any Notes or prior notice to the Rating Agencies (provided that a final supplemental indenture signed by the parties thereto shall be delivered to each Rating Agency within 10 days of its execution) in order to (A) cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture,
(B) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture and (C) qualify for sale treatment under generally accepted accounting principles; provided, that such action shall not have an Adverse Effect and, in the case of clause (C), the Transferor shall have delivered a Tax Opinion to the Indenture Trustee with respect to such supplemental indenture.

The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any Noteholders of any Series then Outstanding but with prior notice to the Rating Agencies and upon satisfaction of the Rating Agency Condition with respect to the Notes of all Series, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that (i) the Transferor shall have delivered to the Indenture Trustee an Officer's Certificate, dated the date of any such action, stating that the Transferor reasonably believes that such action will not have an Adverse Effect and (ii) a Tax Opinion shall have been delivered to the Indenture Trustee. Additionally, notwithstanding the preceding sentence, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any Noteholders of any Series then Outstanding, enter into an indenture or indentures supplemental hereto to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Trust
(i) to qualify as, and to permit an election to be made to cause the Trust to be treated as, a "financial asset securitization investment trust" as described in the provisions of Section 860L of the Code, and (ii) to avoid the imposition of state or local income or franchise taxes imposed on the Trust's property or its income; provided, however, that (i) the Transferor delivers to the Indenture Trustee and the Owner Trustee an Officer's Certificate to the effect that the proposed amendments meet the requirements set forth in this subsection, (ii) each Rating Agency will have notified the Transferor, the Servicer, the Indenture Trustee and the Owner Trustee in writing that the amendment will not result in a reduction or withdrawal of the rating of any outstanding Series or Class as to which it is a Rating Agency and (iii) such amendment does not affect the rights, duties or obligations of the Indenture Trustee or the Owner Trustee hereunder. The amendments which the Transferor may make without the consent of Noteholders pursuant to the preceding sentence may include, without limitation, the addition of a sale of Receivables.

          Section 10.02.  Supplemental Indentures With Consent of Noteholders.
                          ---------------------------------------------------

          The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than 66 2/3% of the Outstanding Amount of the Notes of each adversely affected Series of Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of such Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Note affected thereby:

                    (a) change the due date of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable;

                    (b) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                    (c) reduce the percentage which constitutes a majority of the Outstanding Amount of the Notes of any Series outstanding the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences as provided for in this Indenture;

                    (d) reduce the percentage of the Outstanding Amount of any Notes, the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Collateral if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes of such Series;

                    (e) decrease the percentage of the Outstanding Amount of the Notes required to amend the sections of this Indenture which specify the applicable percentage of the aggregate principal amount of the Notes of such Series necessary to amend the Indenture or any Transaction Documents which require such consent;

                    (f) modify or alter the provisions of this Indenture regarding the voting of Notes held by the Trust, any other Obligor on the Notes, a Seller or any affiliate thereof; or

                    (g) permit the creation of any Lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral for any Notes or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any such Collateral at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

          It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Promptly after the execution by the Issuer and the Indenture Trustee of any Supplement Indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates written notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          Section 10.03.  Execution of Supplemental Indentures.
                          ------------------------------------

          In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article X or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully
                           -------------     ----
protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

          Section 10.04.  Effect of Supplemental Indenture.
                          --------------------------------

          Upon the execution of any supplemental indenture under this Article X, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 10.05.  Conformity With Trust Indenture Act.
                          -----------------------------------

          Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article X shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

          Section 10.06.  Reference in Notes to Supplemental Indentures.
                          ---------------------------------------------

          Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article X may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for the outstanding Notes.

                              [END OF ARTICLE X]

                                  ARTICLE XI

                                  TERMINATION

          Section 11.01.  Termination of Trust.
                          --------------------

          The Trust and the respective obligations and responsibilities of the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) shall terminate, except with respect to the duties described in subsection 11.02(b),
                                                          -------------------
on the Trust Termination Date.

          Section 11.02.  Final Distribution.
                          ------------------

          (a) The Servicer shall give the Indenture Trustee at least 30 days' prior notice of the Distribution Date on which the Noteholders of any Series or Class may surrender their Notes for payment of the final distribution on and cancellation of such Notes (or, in the event of a final distribution resulting from the application of Section 2.06, 6.01 or 7.01 of the Transfer and Servicing
                        ------------  ----    ----
Agreement, notice of such Distribution Date promptly after the Servicer has determined that a final distribution will occur, if such determination is made less than 30 days prior to such Distribution Date). Such notice shall be accompanied by an Officer's Certificate setting forth the information specified in Section 3.05 of the Transfer and Servicing Agreement covering the period
   ------------
during the then-current calendar year through the date of such notice. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Noteholders, the Indenture Trustee shall provide notice to Noteholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified (which, in the case of Bearer Notes, shall be outside the United States). The Indenture Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to Noteholders.

          (b) Notwithstanding a final distribution to the Noteholders of any Series or Class (or the termination of the Trust), except as otherwise provided in this paragraph, all funds then on deposit in the Collection Account and any Series Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders, and the Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if certificated (and any excess shall be paid in accordance with the terms of any Enhancement Agreement). In the event that all such Noteholders shall not surrender their Notes for cancellation within six months after the date specified in the notice from the Indenture Trustee described in paragraph (a), the Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto (which surrender and payment, in the case of Bearer Notes, shall be outside the United States). If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Collection Account or any Series Account held for the benefit of such Noteholders. The Indenture Trustee and the Paying Agent shall pay to the Transferor any monies held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the Transferor, Noteholders entitled to the money must look to the Transferor for payment as general creditors unless an applicable abandoned property law designates another Person.

          Section 11.03.  Transferor's Termination Rights.
                          -------------------------------

          Upon the termination of the Trust pursuant to Section 11.01 and the
                                                        -------------
surrender of such Transferor Certificates, the Indenture Trustee shall assign and convey to the Holders of the Transferor Certificates or any of their designees, without recourse, representation or warranty, all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all Interchanges and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto (including all moneys then held in the Collection Account or any Series Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to subsection 11.02(b). The Indenture Trustee shall execute and
            -------------------
deliver such instruments of transfer and assignment, in each case without recourse, as shall be prepared and reasonably requested by the Transferor to vest in the Holders of the Transferor Certificates or any of their designees all right, title and interest which the Indenture Trustee had in the Collateral and such other property.

          Section 11.04.  Defeasance.
                          ----------

          Notwithstanding anything to the contrary in this Indenture or any Indenture Supplement:

          (a) The Issuer may at its option be discharged from its obligations hereunder with respect to any Series or all outstanding Series (each, a "Defeased Series") on the date the applicable conditions set forth in subsection
 ---------------                                                      ----------
11.04(c) are satisfied (a "Defeasance"); provided, however, that the following
--------                   ----------
rights, obligations, powers, duties and immunities shall survive with respect to each Defeased Series until otherwise terminated or discharged hereunder: (i) the rights of the Holders of Notes of the Defeased Series to receive, solely from the trust funds provided for in subsection 11.04(c), payments in respect of
                                -------------------
interest on and principal of such Notes when such payments are due; (ii) the Issuer's obligations with respect to such Notes under Sections 2.05 and 2.06;
                                                      -------------     ----
(iii) the rights, powers, trusts, duties, and immunities of the Indenture Trustee, the Paying Agent and the Registrar hereunder; and (iv) this Section and
Section 12.16.

          (b) Subject to subsection 11.04(c), the Issuer at its option may cause
                         -------------------
Collections allocated to each Defeased Series and available to purchase additional Receivables to be applied to purchase Eligible Investments rather than additional Receivables.

          (c) The following shall be the conditions precedent to any Defeasance under subsection 11.04(a):
      -------------------

              (i) the Issuer irrevocably shall have deposited or caused to be deposited with the Indenture Trustee (such deposit to be made from other than the Transferor's or any Affiliate of the Issuer's funds), under the terms of an irrevocable trust agreement in form and substance satisfactory to the Indenture Trustee, as trust funds in trust for making the payments described below, (A) Dollars in an amount equal to, or (B) Eligible Investments which through the scheduled payment of principal and interest in respect thereof will provide, not later than the due date of payment thereon, money in an amount equal to, or (C) a combination thereof, in each case sufficient to pay and discharge (without relying on income or gain from reinvestment of such amount), and which shall be applied by the Indenture Trustee to pay and discharge, all remaining scheduled interest and principal payments on all outstanding Notes of each Defeased Series on the dates scheduled for such payments in this Indenture and the applicable Indenture Supplements and all amounts owing to the Series Enhancers with respect to each Defeased Series;

               (ii) a statement from a firm of nationally recognized independent public accountants (who may also render other services to the Issuer) to the effect that such deposit is sufficient to pay the amounts specified in clause (i) above;

               (iii) prior to its first exercise of its right pursuant to this Section with respect to a Defeased Series to substitute money or Eligible Investments for Receivables, the Issuer shall have delivered to the Indenture Trustee an Opinion of Counsel to the effect contemplated by clause (b) of the definition in Section 1.01, of the term "Tax Opinion"
                                     ------------               -----------
     (the preparation and delivery of which shall not be at the expense of the Indenture Trustee) with respect to such deposit and termination of obligations, and an Opinion of Counsel to the effect that such deposit and termination of obligations will not result in the Trust being required to register as an "investment company" within the meaning of the Investment Company Act;

               (iv) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate of the Transferor stating that the Transferor reasonably believes that such deposit and termination of obligations will not, based on the facts known to such officer at the time of such certification, then cause a Amortization Event with respect to any Series or any event that, with the giving of notice or the lapse of time, would result in the occurrence of a Amortization Event with respect to any Series; and

               (v) the Rating Agency Condition shall have been satisfied and the Issuer shall have delivered copies of such written notice to the Servicer and the Indenture Trustee.

                              [END OF ARTICLE XI]

                                  ARTICLE XII

                                 MISCELLANEOUS

          Section 12.01.  Compliance Certificates and Opinions etc.
                          ----------------------------------------

          (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

          (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in subsection 12.01(a) or elsewhere in this Indenture, furnish to the
     -------------------
     Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

               (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee (if required by the TIA) an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause
     (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited if the fair value thereof to the Issuer as set forth in the related

     Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

                    (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                    (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee (if required by the TIA) an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause
     (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

                    (v)   Notwithstanding Section 2.11 or any other provision
                                          ------------
     of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Series Accounts as and to the extent permitted or required by the Transaction Documents.

          Section 12.02.  Form of Documents Delivered to Indenture Trustee.
                          ------------------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of a Responsible Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of a Responsible Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, a Seller, the Issuer or the Administrator, unless such Responsible Officer or Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

          Section 12.03.  Acts of Noteholders.
                          -------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agent duly appointed in writing and satisfying any requisite percentages as to minimum number or dollar value of outstanding principal amount represented by such Noteholders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders
                                                  ---
signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 12.03.
                                                   -------------

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

          (c) The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of every Note issued upon the registration thereof in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

          Section 12.04.  Notices.
                          -------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by the Agreement to be made upon, given or furnished to, or filed with:

          (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to a Trustee Officer, by facsimile transmission, electronic transmission, or by other means acceptable to the Indenture Trustee to or with the Indenture Trustee at its Corporate Trust Office; or

          (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and (i) mailed, first-class postage prepaid, to the Issuer addressed to it at Household Credit Card Master Note Trust I, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001 or at any other address previously furnished in writing to the Indenture

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

Trustee by the Issuer or (ii) delivered electronically to the address previously furnished in writing to the Indenture Trustee. A copy of each notice to the Issuer shall be sent in writing and mailed, first-class postage prepaid, to Household Credit Card Master Note Trust I, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001.

          (c) Fitch by the Indenture Trustee, the Issuer or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to Fitch addressed to it at Fitch, Inc., One State Street Plaza, New York, NY 10004, Attention: ABS Surveillance.

          (d) Moody's by the Indenture Trustee, the Issuer or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to Moody's addressed to it at Moody's Investors Service Inc., 99 Church Street, New York, NY 10007, Attention: ABS Monitoring Group.

          (e) Standard & Poor's by the Indenture Trustee, the Issuer or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to Standard & Poor's addressed to it at Standard & Poor's Ratings Group, 55 Water Street, New York, NY 10041,
Attention:  Credit Card ABS - 40th Floor.

          Section 12.05.  Notices to Noteholders; Waiver.
                          ------------------------------

          Where the Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and (a) mailed by registered or certified mail or first class postage prepaid or national overnight courier service or (b) delivered electronically in a manner acceptable to the Servicer, the Owner Trustee on behalf of the Issuer and the Indenture Trustee, to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In the event that, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

          Where this Indenture provides for notice to any Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder and shall not under any circumstance constitute a Default or Event of Default.

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

          Section 12.06.  Alternate Payment and Notice Provisions.
                          ---------------------------------------

          Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer, with the consent of the Indenture Trustee, may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

          Section 12.07.  Conflict with Trust Indenture Act.
                          ---------------------------------

          If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

          The provisions of TIA (S)(S)310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

          Section 12.08.  Effect of Headings and Table of Contents.
                          ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 12.09.  Successors and Assigns.
                          ----------------------

          All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

          Section 12.10.  Separability.
                          ------------

          In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 12.11.  Benefits of Indenture.
                          ---------------------

          Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, any benefit.

          Section 12.12.  Limitation on Voting Preferred Stock.
                          ------------------------------------

          The Indenture Trustee shall hold the Preferred Stock of the Transferor in trust, for the benefit of the Noteholders and shall vote such stock only pursuant to the written instructions of Noteholders holding more than 50% of the Outstanding Amount of Notes of all Series. The Preferred Stock shall be non-transferable except pursuant to the written instructions of Noteholders holding 100% of the Outstanding Amount of all Series of Notes and if the Rating Agency Condition has been satisfied with respect to such transfer.

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

          Section 12.13.  Governing Law.
                          -------------

          The Indenture and each Note shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

          Section 12.14.  Counterparts.
                          ------------

          This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 12.15.  Trust Obligation.
                          ----------------

          No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

          Section 12.16.  No Petition.
                          -----------

          The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer or the Transferor, or join in any institution against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

                             [END OF ARTICLE XII]

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and attested, all as of the day and year first above written.



                              WILMINGTON TRUST COMPANY,
                              not in its individual capacity, but solely as Owner Trustee on behalf of the HOUSEHOLD CREDIT CARD MASTER
                              NOTE TRUST I


                              By:   /s/ Patricia A. Evans
                                 ----------------------------------------
                                 Name: Patricia A. Evans
                                 Title: Senior Financial Services Officer



                              WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee and Securities Intermediary



                              By:  /s/ Timothy Matyi
                                 ----------------------------------------
                                 Name: Timothy Matyi
                                 Title: Assistant Vice President

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